SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / /


     Pre-Effective Amendment No.                                     / /


     Post-Effective Amendment No.    9                              /X/


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT     / /
OF 1940


     Amendment No.   11                                             /X/


                        (Check appropriate box or boxes.)


The Unified Funds - File Nos. 33-89078 and 811-8968
---------------------------------------------------
  (Exact Name of Registrant as Specified in Charter

431 North Pennsylvania Street, Indianapolis, Indiana         46204
------------------------------------------------------------------
  (Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, including Area Code:   (800) 862-7283
                                                      --------------


Timothy L. Ashburn, Unified Investment Advisers, Inc., 431 North
Pennsylvania Street,  Indianapolis, Indiana  46204
--------------------------------------------------
                     (Name and Address of Agent for Service)


                                  With copy to:
         Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
                 3500 Carew Tower, Cincinnati, Ohio 45202


Release Date:  February 2, 1998



It is proposed that this filing will become effective:


/X/   immediately   upon   filing   pursuant   to   paragraph   (b)   /  /   on
______________pursuant to paragraph (b) / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1) / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered__________________

     Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

                              CROSS-REFERENCE SHEET


Explanatory Note: The Registrant is a "series" company. This Registration Statement relates to all four series of the Registrant's shares: Starwood Strategic Fund, Laidlaw Fund (formerly Fiduciary Value Fund), First Lexington Balanced Fund (formerly Municipal Fixed Income Fund), and Taxable Money Market Fund. All of the Funds' shares are offered pursuant to a combined Prospectus (the "Combined Prospectus") and a combined Statement of Additional Information. In addition, the shares of The Taxable Money Market Fund are offered pursuant to a separate Prospectus for that Fund only (the "Money Market Fund Prospectus"). Both the Combined Prospectus and the Money Market Fund Prospectus are included in Part A of this Post-Effective Amendment. The Prospectus headings below refer to the headings in the Combined Prospectus; the Prospectus headings in the Money Market Fund Prospectus are substantially identical.


PART A.  INFORMATION REQUIRED IN THE PROSPECTUS.

Item in Form N-1A                               Prospectus Heading

Item 1.    Cover Page . . . . . . . . . . . . . Cover Page

Item 2.    Synopsis . . . . . . . . .. . . . .  Summary of Fund Expenses;
                                                Highlights

Item 3.    Condensed Financial Information . .  Financial Highlights;
                                                Performance Information

Item 4.    General Description of Registrant .  Highlights; Investment
                                                Objectives and Policies;
                                                Investment Policies and
                                                Techniques and Risk Factors;
                                                General Information

Item 5.    Management of the Fund . . . . . . . The Trust and Its
                                                Management

Item 5A.   Management's Discussion of Fund . . .Not Applicable
           Performance

Item 6.    Capital Stock and Other Securities . General Information;
                                                Dividends and Distributions;
                                                Taxes

Item 7.    Purchase of Securities Being. . . .  How to Buy Shares;
           Offered Shareholder Services; Net Asset Value; The Trust and its Management

Item 8.    Redemption or Repurchase . . . . . . How to Redeem Shares;
                                                Exchange Privilege

Item 9.    Pending Legal Proceedings . . . . . .Not Applicable


Item 13.   Investment Objectives and Policies. .Investment Objectives and
                                                Policies; Investment Policies
                                                and Techniques and Risk
                                                Factors

Item 16.   Investment Advisory and Other
             Services. . . . . . . . . . . . . .The Trust and Its Management

PART B.  INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION.

Item in Form N-1A                                      Statement Heading

Item 10.  Cover Page . . . . . . . . . . . . . . . .   Cover Page

Item 11.  Table of Contents . . . . . . . . . . . . . .Table of Contents

Item 12.  General Information and History . . . . . . .None

Item 13.  Investment Objectives and Policies . . . . . Types of Investments
                                                       and Investment
                                                       Techniques;
                                                       Investment Limitations

Item 14.  Management of the Fund . . . . . . . . . . . Management of the Trust

Item 15.  Control Persons and Principal Holders
 of Securities . . . . . . . . .. . . . . . . . . . .  Management of the Trust

Item 16.  Investment Advisory and Other Services . . . Investment Advisory
                                                       Arrangements;
                                                       Distribution
                                                       Arrangements;
                                                       Administrative
                                                       Services Arrangements;
                                                       Custodian, Transfer
                                                       Agent, Fund Accounting
                                                       Agent, and
                                                       Independent Accountants

Item 17.  Brokerage Allocation and Other Practices . . Brokerage
                                                       Transactions

Item 18.  Capital Stock and Other Securities . . . . . Information About the
                                                       Trust

Item 19.  Purchase, Redemption and Pricing of
         Securities Being Offered . . . . . . . . . . .Purchase and
                                                       Redemption;
                                                       Determination of Net
                                                       Asset Value

Item 20.  Tax Status . . . . . . . . . . . . . . . . . Tax Status

Item 21.  Underwriters . . . . . . . . . . . . . . .   Not Applicable

Item 22.  Calculation of Performance Data . . . . . . .Performance
                                                       Information

Item 23.  Financial Statements . . . . . . . . . . .   Financial Statements


PART C.  OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

THE UNIFIED FUNDS

                                              Prospectus dated February 1, 1998


         The Unified Funds is a family of mutual funds with four separate portfolios:

         The Starwood Strategic Fund seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies.

         The Laidlaw Fund seeks growth of capital, current income and growth of income. The Fund pursues this objective by investing principally in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of socially conscious companies that offer the prospect for growth of earnings while paying current dividends.

         The First Lexington Balanced Fund seeks long term growth of capital and current income. The Fund pursues this objective by investing principally in a diversified portfolio of other no-load mutual funds selected from six major financial asset classes.

         The Taxable Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments.

         The shares offered hereby are not deposits or obligations of any financial institution and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the shares involves investment risks including the possible loss of principal. There can be no assurance that the Taxable Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         This Prospectus contains information that you should know before investing in any of the Funds and it should be retained for future reference. A Statement of Additional Information, dated February 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling 1-800-408-4682. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

TABLE OF CONTENTS



SUMMARY OF FUND EXPENSES.........................
FINANCIAL HIGHLIGHTS
HIGHLIGHTS.......................................
INVESTMENT OBJECTIVES AND POLICIES...............
     The Starwood Strategic Fund.................
     The Laidlaw Fund............................
     The First Lexington Balanced Fund...........
     The Taxable Money Market Fund...............
INVESTMENT POLICIES AND TECHNIQUES
    AND RISK FACTORS.............................
NET ASSET VALUE
HOW TO BUY SHARES................................
     Minimum Investment..........................
     Opening an Account..........................
          By Mail................................
          By Wire................................
     Subsequent Investments......................
          By Automated Clearing House (ACH)......
          By Telephone Order  ...................
DIVIDENDS AND DISTRIBUTIONS......................
     Timing of Certain Money Market Fund Transactions
EXCHANGE PRIVILEGE
     By Telephone................................
     By Mail or Telecopy.........................
HOW TO REDEEM SHARES.............................
     By Mail.....................................
          Signatures.............................
     By Telephone................................
     Receiving Payment...........................
     Check Writing (Money Market Fund Only)......
     Minimum Account Balance.....................
SHAREHOLDER SERVICES
THE TRUST AND ITS MANAGEMENT.....................
     Investment Advisory Arrangements............
          Investment Adviser.....................
          Sub-Adviser............................
     Portfolio Managers' Backgrounds.............
     Advisory Fees...............................
     Distribution Services.......................
          Distributor............................
          Distribution Plan......................
     Administration of the Trust.................
          Administrator..........................
          Shareholder Services Plan..............
          Other Arrangements.....................
     Transfer Agent, Fund Accounting Agent
        and Custodian
     Portfolio Transactions......................
THE "V.O.I.C.E.SM" PROGRAM.......................
TAXES............................................
     Backup Withholding..........................
PERFORMANCE INFORMATION..........................
GENERAL INFORMATION..............................

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

SUMMARY OF FUND EXPENSES


         Shareholders should be aware that the Funds are no-load funds and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Funds. Unlike most other mutual funds, the Funds do not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor do the Funds pay directly any general administrative or other significant operating expenses (except for 12b-1 and shareholder servicing fees). The Adviser pays all of the operating expenses of the Fund except 12b-1 and shareholder servicing fees, brokerage, taxes, interest and extraordinary expenses.


                        Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price)..............................None
Maximum Sales Load Imposed on Reinvested Dividends
          (as a percentage of offering price)..............................None
Deferred Sales Load (as a percentage of original
          purchase price or redemption proceeds, as applicable) ...........None
Redemption Fee (as a percentage of amount redeemed if applicable)..........None
Exchange Fee...............................................................None


                                       Annual Fund Operating Expenses
                                  (As a percentage of average net assets)


                          Management        12b-1    Servicing        Other        Total
Fund Name                       Fees         Fees         Fees     Expenses     Expenses

Starwood Strategic             1.25%        0.10%        0.15%         None        1.50%
Laidlaw                        1.25%        0.10%        0.15%         None        1.50%
First Lexington Balanced       0.75%        0.10%        0.15%         None        1.00%
Taxable Money Market           0.90%        0.10%        0.15%         None        1.15%


    Initial investments of less than the required minimum by persons exempt from the minimum investment requirement are subject to a one-time $4.50 administrative charge. See "How to Buy Shares." Wire-transferred redemptions are subject to a $15.00 charge and certain checking transactions may be subject to additional charges. See "How to Redeem Shares."

    The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. The expense information has been restated to reflect current fees. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For a further description of the various costs and expenses incurred by the Funds, see "The Trust and its Management."

Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


Fund Name                         1 Year      3 Years      5 Years      10 Years
---------                         ------      -------      -------      --------

Starwood Strategic Fund              $15          $47          $82          $179
Laidlaw Fund                          15           47           82           179
First Lexington Balanced Fund         10           32           55           122
Taxable Money Market Fund             12           37           64           140


    The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's performance will vary and may result in an actual return greater or less than 5%.

    The First Lexington Balanced Fund intends to invest principally in other mutual funds. The other Funds may invest incidentally in other mutual funds. To the extent that a Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such other funds, in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that the Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. These expenses will be borne by the Fund, and are not included in the expenses reflected in the table or example above. See "Investment Objectives and Policies -- Investments in Other Mutual Funds."

FINANCIAL HIGHLIGHTS

    The financial highlights of the Funds' operations for the periods presented are derived from the audited financial statements of The Unified Funds (formerly The Vintage Funds) and have been audited by McCurdy and Associates CPA's, Inc., independent public accountants. The financial highlights of the Laidlaw Fund include the financial highlights of the Laidlaw Covenant Fund for periods prior to December 20, 1996, when it was acquired by the Laidlaw Fund. This information should be read in conjunction with the financial statements and notes thereto included in the Annual Report to Shareholders. The Annual Report is available without charge by calling the Funds at 1-800-408-4682.



The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements

                                                                              First       Municipal    Municipal
                                    Starwood     Starwood     Starwood      Lexington      Fixed        Fixed
                                    Strategic   Strategic    Strategic      Balanced       Income       Income
                                      Fund         Fund         Fund          Fund          Fund         Fund
                                      ----         ----         ----          ----          ----         ----
                                     1997(a)      1996(b)      1995(c)     1997(a)(i)      1996(b)     1995(c)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....      $ 7.69       $10.00       $10.00       $ 22.60(j)   $200.00(j)   $200.00(j)
Income from investment
     Operations:
     Net investment income ....       (0.26)       (3.23)        0.00        (12.54)     (177.40)        0.00
Net realized and unrealized
      gain (loss) on investments       2.00         0.92         0.00          0.99         0.00         0.00
                                       ----         ----         ----          ----         ----         ----
Total from investment income           1.74        (2.31)        0.00         11.05      (177.40)        0.00
Less distributions:
     Dividends from realized gains    (0.13)        0.00         0.00         (0.01)        0.00         0.00
     Dividends from net
     investment income ........        0.00         0.00         0.00         (0.03)        0.00         0.00
                                       ----         ----         ----          ----         ----         ----
Total from distributions ......       (0.13)        0.00         0.00         (0.04)        0.00         0.00
                                       ----         ----         ----          ----         ----         ----
Net asset value at end of period     $ 9.30       $ 7.69       $10.00        $11.01       $22.60      $200.00
                                       ====         ====        =====         =====        =====       ======

TOTAL ANNUALIZED
     RETURN (%) (f)............       20.94       (3.97)(e)      (d)        18.54(g)        (d)          (d)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period    1,136,986        483,458      2,705       3,064,511      8,988         100

     Ratio of expenses to
          average net assets ..        4.26%        15.99%       0.00%         3.06%      181.72%        0.00%

     Ratio of expenses (after
          reimbursement) to
          average net assets ..        2.54%        15.25%       0.00%         2.35%      181.01%        0.00%
     Ratio of net investment
          Income to average net assets(2.97)%      (14.42)%      0.00%         0.30%     (181.58)%       0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets       (1.25)%      (13.68)%      0.00%         1.01%     (180.86)%       0.00%
    Portfolio turnover                76.09%       169.83%       0.00%         6.60%        0.00%        0.00%
    Average commission rate paid    $ 0.0600      $ 0.0600    $ 0.0000       $ 0.0000    $ 0.0000      $  ---

(a)  For the Year-Ended September 30, 1997.
(b)  For the Year-Ended September 30,1996.
(c)  For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(d)  Investment in accordance with objective had not commenced at this time.
(e)  For the period April 4,1996 (commencement of investment in accordance with objective) to September 30, 1996.
(f)  Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(g)  For the period March 13, 1997 (commencement of investment in accordance with objective) to September 30, 1997.
(h)  For the period February 1, 1997 to September 30, 1997; expense ratio was 1.00%.
(i)  The name of the fund was changed during the period (see Note 1).
(j)  Beginning balance adjusted for reverse stock split (see Note 1)


The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                                 Laidlaw       Laidlaw       Laidlaw      Laidlaw      Laidlaw
                                    Laidlaw      Covenant     Covenant       Covenant     Covenant    Covenant
                                     Fund          Fund         Fund           Fund        Fund          Fund
                                     ----          ----         ----           ----        ----          ----
                                   1997(a)(b)    1996(c)(g)   1995(d)(g)     1994(d)(g)   1993(d)(g)  1992(e)(g)
PER SHARE OPERATING............
     PERFORMANCE:
Net asset value, beginning ....      $ 1.77        $1.78        $1.54         $1.54        $1.49        $1.42
Income from investment
     Operations:
     Net investment income ....        0.00         0.00         0.00          0.00         0.00         0.01
     Net realized and unrealized
          gain (loss) on investments   0.68         0.08         0.45          0.04         0.06         0.12
                                      -----        -----         -----         ----         ----         ----
Total from investment  income .        0.68         0.08         0.45          0.04         0.06         0.13
Less distributions:
     Dividends from net
          investment income ...        0.00         0.00         0.00          0.00         0.00        (0.01)
     Net realized gains........       (0.49)       (0.09)       (0.21)        (0.04)       (0.01)       (0.05)
                                       -----       ------        -----        ------       ------       ------
Total from distributions ......       (0.49)       (0.09)       (0.21)        (0.04)       (0.01)       (0.06)
                                     -------       -------     -------        ------       ------       ------

Net asset value at end of period     $ 1.96       $ 1.77        $1.78         $1.54        $1.54        $1.49
                                      =====        =====         ====         =====        =====        =====
TOTAL ANNUALIZED
     RETURN (%) (f)............       40.40         6.19        29.59          2.86         4.06        11.20

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      2,920,342     3,313,000   4,497,000     4,381,000    4,996,000     4,284,000
     Ratio of expenses to
          average net assets ..        3.25%        4.81%        4.57%         5.20%        5.80%        7.09%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..        1.89%        2.44%        2.50%         2.50%        2.50%        2.50%
     Ratio of net investment
          Income to average net assets(1.35)%      (2.09)%      (2.10)%       (2.57)%      (3.16)%      (3.90)%
     Ratio of net investment
          income (after reimbursement)
          to average net assets        0.01%       (0.28)%       0.02%         0.11%        0.16%        0.69%
     Portfolio turnover .......       58.44%        5.92%       61.00%        73.00%      107.00%      128.00%
     Average commission rate paid   $ 0.0618     $ 0.0100       $ ---        $ ---         $ ---       $ ---

(a)   For the Year-Ended September 30, 1997.
(b)   The name of the fund was changed during the period (see Note 1).
(c)   For the Nine Months Ended September 30, 1996.
(d)   For the Year-Ended.
(e)   For the Period March 3, 1992 (commencement of operations) to December 31, 1992.
(f)   Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(g)   Per share data adjusted for share conversion 8.41 to 1.


The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                     Taxable     Taxable       Taxable
                                      Money       Money         Money
                                      Market      Market        Market
                                      Fund        Fund          Fund
                                      ----        ----          ----
                                     1997(a)      1996(b)      1995(c)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....      $ 1.00       $ 1.00       $ 1.00
Income from investment
     Operations:
     Net investment income ....        0.03         0.04         0.002
     Net realized and unrealized
          gain (loss) on investments   0.00         0.00         0.000
                                      -----        -----         ------
Total from investment  income .        0.03         0.04         0.002
 Less Distribution :
     Dividends from net
          investment income ...       (0.03)       (0.04)       (0.002)
                                     -------       ------       -------
Total from distributions ......       (0.03)       (0.04)       (0.002)
                                     -------       ------       -------
Net asset value at end of period    $  1.00       $ 1.00      $  1.00
                                      =====         =====        =====

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      50,619,710  50,544,511     1,230,385
     Ratio of expenses to
          average net assets ..        1.44%        1.25%       12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..        1.12%        1.16%        0.47%
     Ratio of net investment
          Income to average net assets 3.86%        4.12%       (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets        4.19%        4.21%         0.65%
     Portfolio turnover .......        0.00%        0.00%         0.00%
     Average commission rate paid    $ ----         $ ----      $ ----

(a) For the Year-Ended September 30, 1997.
(b) For the Year-Ended September 30,1996.
(c) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.

HIGHLIGHTS

Investment Objectives and Investment Risks

    The Unified Funds (the "Trust") is a family of mutual funds with four separate portfolios (the "Funds"), each having its own investment objective and policies. An investment in the Funds involves investment risks including the possible loss of principal. See "Investment Objectives and Policies" and "Investment Policies and Techniques and Risk Factors."

Liquidity

    Each Fund continuously offers and redeems its shares at the Fund's prevailing net asset value per share. See "How to Buy Shares," "How to Redeem Shares" and "Net Asset Value." The Taxable Money Market Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

No Sales or Redemption Charges

     There are no commissions, fees or charges by the Trust for the purchase or redemption of shares. Initial investments below the stated minimum, wire-transferred redemptions and certain checking transactions may be subject to additional charges. See "Summary of Fund Expenses," "How to Buy Shares" and "How to Redeem Shares."

Minimum Investment

    A minimum investment of $1,000 is required to open an account, except an IRA account for which the minimum is $500. Former shareholders of the Unified family of funds, or the Quest funds which acquired the Unified family of funds, may open an account with less than the required minimum. The minimum investment may also be waived for certain other types of retirement accounts and direct deposit accounts. Subsequent investments must be at least $100, or $50 for an IRA. See "How to Buy Shares."

Investment Adviser

     Unified Investment Advisers, Inc. is the Funds' investment adviser (the "Adviser"). The Adviser has engaged Health Financial, Inc. to serve as sub-adviser to the First Lexington Balanced Fund (the "Sub-Adviser"). Health Financial, Inc. manages the investment portfolio of the Fund, subject to the Adviser's overall management. The Adviser directly manages the investment portfolios of the other Funds. See "The Trust and its Management."

Retirement Plans and Other Shareholder Services

     The Trust offers  retirement  plans  including a prototype  Profit  Sharing
Plan, Money Purchase Pension Plan, Salary Savings Plan - 401(k) and IRA accounts, as well as a number of special shareholder services. For information regarding these plans or services, call the Transfer Agent at 1-800-408-4682. See "Shareholder Services."

V.O.I.C.E.sm (Vision for Ongoing Investment in Charity and Education)sm

    The Adviser administers The Unified Funds University and Philanthropic Program pursuant to which the Adviser will make contributions to the general scholarship funds or endowments of certain accredited colleges and universities designated by qualified shareholders of any of the Funds. For information regarding this Program, call the Adviser at 1-800-408-4682. See "The V.O.I.C.E.SM Program" below.

INVESTMENT OBJECTIVES AND POLICIES

    The Trust offers four separate Funds, each with its own investment objective and policies. The Funds' investment objectives cannot be changed without shareholder approval. While there is no assurance that any Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. Unless otherwise indicated, the Funds' investment policies may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in investment policies becomes effective.

    The following sections are concise descriptions of the Funds and their investment objectives and policies. More information about certain types of investments, investment techniques and risk factors is provided below under "Investment Policies and Techniques and Risk Factors" and in the Statement of Additional Information.

The Starwood Strategic Fund

    The Starwood Strategic Fund seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies. Although current income is an incidental consideration, many of the Fund's investments should provide regular dividends which may grow over time.

    Under normal circumstances, the Fund's assets will consist primarily of common stocks, preferred stocks, and preferred stocks or corporate debt securities convertible into common stocks, that are issued by companies which, in the opinion of the Adviser, have the following characteristics:

     Above-average growth rates over an extended period with prospects for maintaining greater than average rates of growth in earnings, cash flow or assets in the future;

     A strong financial position with high credit standings and profitability;

     Important business franchises, leading products or dominant marketing and distribution systems;

     At least five years' operating history, annual revenues of at least $200 million and market capitalization of at least $300 million; and

     Attractive share prices relative to potential growth in earnings, cash flow or assets.

    The Fund's investments are selected by the Adviser, which uses a combination of research techniques to identify companies having these characteristics.
Fundamental   research  is  used  to  evaluate   various  aspects  of  corporate
performance, with a particular emphasis on consistency of results, long-term growth prospects and financial strength. Quantitative valuation methods are used to determine which growth companies offer superior values at a given point in time. When assessing growth rates, the Adviser generally considers a company to be "above average" if its growth in earnings, cash flow or assets exceed the average growth rates of companies included in the S&P 500 index, as published by Standard & Poor's Corporation ("S&P"). When assessing financial quality, the Adviser evaluates five criteria: the strength of the company's balance sheet; the volatility of the company's earnings over time; the company's accounting practices; ranking (if any, at the time of purchase) given the company's common stock by the S&P; and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

    The Fund may also invest to a lesser extent in equity securities that do not meet the criteria listed above, as well as in investment grade corporate debt obligations. The types of equity securities in which the Fund may invest are described below under "Investment Policies and Techniques and Risk Factors -- Corporate Equity Securities." The corporate debt obligations in which the Fund may invest are described below under "Investment Policies and Techniques and Risk Factors -- Corporate Debt Securities." Also, the Fund may invest temporarily in money market instruments of the types described below under "The Taxable Money Market Fund." It is expected that the Fund will invest principally in securities of U.S. companies. However, the Fund's investment policies permit the Fund to invest in foreign securities under normal circumstances.

    The Fund allocates its investments among different industries and companies, and changes its portfolio securities based on long-term investment considerations as opposed to short-term trading. However, the Fund may take advantage of opportunities for short-term profits as they arise.

The Laidlaw Fund

    The Laidlaw Fund seeks growth of capital, current income and growth of income. The Fund pursues this objective by investing principally in a diversified portfolio of common stocks, preferred stocks and preferred stocks or corporate debt securities convertible into common stocks of companies which offer the prospect of growth of earnings while paying current dividends. The Fund may also purchase securities that do not pay current dividends but which offer prospects for growth of capital and future income. Over time, the Adviser believes continued growth of earnings will to lead to higher dividends and enhancement of capital value.

    In evaluating investments for the Fund, the Adviser seeks to identify companies that have demonstrated their ability to grow and whose markets, profit margins and rates of return on investments indicate the likelihood of future growth, in addition to a likelihood for future dividend growth. It is the Adviser's intention to follow a socially responsible investment policy. For this purpose, the Adviser will retain, at no expense to the Fund, Laidlaw Holdings Asset Management, Inc. to maintain a list of approximately 200 preferred companies selected from the 1,000 largest corporations based on corporate behavior related to customer, community, employee, competitor, supplier and shareholder relations, environmental and social issues. While the Adviser intends to select securities for the Fund from the list, it is not obligated to do so, and will only do so to the extent the Adviser believes such selection is consistent with the Fund's investment strategy described above. The Fund allocates its investments among different industries and companies, and changes its portfolio securities based on long-term investment considerations and not for short-term trading purposes. However, the Fund may take advantage of opportunities for short-term profits as they arise.

    Under normal circumstances, of the Fund's assets will consist primarily of equity securities of the types described below under "Investment Policies and Techniques and Risk Factors -- Corporate Equity Securities." However, the Fund also may invest to a lesser extent in investment grade corporate debt obligations of the types described below under "Investment Policies and Techniques and Risk Factors -- Corporate Equity Securities." Also, the Fund may invest temporarily in money market instruments of the types described below under "The Taxable Money Market Fund."

The First Lexington Balanced Fund

    The First Lexington Balanced Fund seeks long term growth of capital and current income. The Fund pursues this objective by investing primarily in a diversified portfolio of other no-load mutual funds that invest in one of the following six financial asset classes: (1) S&P 500 common stocks, (2) smaller capitalized stocks as represented by the Wilshire 4500 Index, (3) international stocks as represented by the Morgan Stanley EAFE Index, (4) real estate investment trusts as represented by the Morgan Stanley REIT Index, (5) cash equivalents, and (6) long-term investment rated corporate and government bonds as represented by the Sheerson-Lehman Government/Corporate Bond Index. A mutual fund in which the Fund invests will not necessarily own all of the securities comprising the relevant index, although it is expected that it will own a sufficient number of the securities to be representative of the index.

    The Fund's sub-adviser, Health Financial, Inc. (the "Sub-Adviser") utilizes an "active asset allocation" strategy based on the modern portfolio theory that 93% of investment return is attributable to the "asset class" of an investment, not the individual security. In other words, if a stock performed well, it is probably because the asset class of the stock performed well, not because the investor was successful at choosing a particular stock. The Fund's Sub-Adviser allocates the Fund's portfolio among the asset classes and actively monitors and adjusts the allocation. The sub-adviser seeks to enhance return by increasing the Fund's participation in asset classes that are, in the Sub-Adviser's opinion, undervalued. The Sub-Adviser believes that diversification across these asset classes should reduce risk because, in most years, at least one or more asset classes have a positive return.


    Under normal circumstances, the Fund's assets will consist primarily of other no load mutual funds, and at least 25% of the Fund's assets will consist of fixed income securities, including repurchase agreements and mutual funds that invest in fixed income securities. For a description of other factors related to the Fund's investment in other mutual funds, see "Investment in Other Mutual Funds" below.

The Taxable Money Market Fund

    The Taxable Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of high quality, short-term money market instruments. The Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

    The Fund's investments principally include:

     direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; notes, bonds, and discount notes of U.S. government agencies or instrumentalities;

     short-term corporate debt instruments (including commercial paper and variable rate demand notes) which mature in 270 days or less;

     domestic and foreign issues of corporate debt obligations having floating or fixed rates of interest and having remaining maturities of less than 13 months;

     bank instruments described below under "Bank Instruments";

     other short-term investments of a type which the Adviser determines presents minimal credit risks and which are of "high quality" as determined by a nationally recognized statistical rating organization, or, in the case of an instrument that is not rated, of comparable quality in the judgment of the Adviser; and

     repurchase agreements collateralized by eligible investments.

    The Fund may invest only in securities that, at the time of purchase, have a remaining maturity of less than 13 months and that are "eligible securities" as defined by regulations of the Securities and Exchange Commission. "Eligible securities" generally include securities rated in one of the two highest categories by at least two nationally recognized statistical rating organizations (or by one such rating agency if only one has issued a rating) or, if unrated, are determined to be of comparable quality by the Adviser pursuant to policies approved by the Board of Trustees. If the Fund purchases an eligible security and its rating is subsequently downgraded so that the security is no longer of high quality, the Fund will consider and take appropriate action, which may include divesting the security. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.


INVESTMENT POLICIES AND TECHNIQUES AND RISK FACTORS

    This section describes certain types of investments, investment techniques and investment policies and limitations of the Funds. This section also includes information about the risk factors associated with the investments and investment techniques. The risks of each Fund depend upon many factors. For the Funds that invest principally in equity securities, these factors include, among others, the Fund's investment objective, the types of equity securities held and the financial position of the issuers of these securities. For the Funds that invest principally in debt securities, these factors include, among others, the Fund's investment objective, the average duration of the Fund's portfolio, credit quality of the securities held and interest rate movements. For further information, see the Statement of Additional Information.

Corporate Equity Securities

    The Starwood Strategic Fund, the Laidlaw Fund, and the First Lexington Balanced Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and rights issued by corporations in any industry (industrial, financial or utility) which may be denominated in U.S. dollars or in foreign currencies. Equity securities fluctuate in value, often based on factors unrelated to the performance of the issuer of the securities and fluctuations can be pronounced. Small capitalization issues and emerging growth company securities, in particular, may be subject to wider price fluctuations than the stock market as measured by popular indices.

    Preferred Stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

    Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

    Warrants and Rights. Each Fund named above may invest up to 5% of its total assets in warrants and rights, including but not limited to warrants or rights
(i) acquired as part of a unit or attached to other securities purchased by the Fund, or (ii) acquired as part of a distribution from the issuer.

Fixed Rate Corporate Debt Obligations

    All of the Funds may invest to varying extents in fixed rate corporate debt obligations. Also, all of the Funds may invest in short-term fixed rate corporate debt obligations that qualify as money market instruments. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

    Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

Other Corporate Debt Obligations

    The Funds may also invest to varying extents in other corporate debt obligations, including those described below. Also, all of the Funds may invest in short-term corporate debt obligations that qualify as money market instruments.

    Floating Rate Obligations. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

    Variable Rate Demand Notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest index or a stated percentage of a prime rate or another published rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

Investments in Other Mutual Funds

    All of the Funds may invest to some extent in the securities of other open-end registered investment companies ("mutual funds"). The First Lexington Balanced Fund intends to invest principally in other mutual funds, and may invest up to 25% of its assets in any one mutual fund, and up to 100% of its assets in other mutual funds in general. Each of the other Funds intends to invest incidentally in other mutual funds and may not invest more than 5% of its total assets in any one mutual fund, or more than 10% of its total assets in mutual funds in general. The Funds, considered together, may not invest in more than 3% of the total outstanding voting securities of any one mutual fund. The foregoing limitations are not applicable to investment company securities acquired as part of a merger, consolidation, reorganization or other acquisition.

    The Trust believes that investing in other mutual funds will provide the Funds with opportunities to achieve greater diversification of portfolio securities and investment techniques than the Funds could achieve by investing in individual securities. The Funds will invest only in other mutual funds that do not impose up-front sales loads or deferred sales loads or redemption fees. However, the Fund may invest in Funds that have 12b-1 plans or shareholder services plans which permit the funds to pay certain distribution and other expenses from fund assets. To the extent that a Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such funds in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that a Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. (For example, the First Lexington Balanced Fund pays the Adviser a fee of 0.50% of its average net assets to manage its investment portfolio of other mutual funds, each of which pays its own investment adviser a fee to manage its own portfolio securities.) In addition, to the extent that a Fund invests in other mutual funds, the Fund's shareholders may receive capital gains distributions to a greater extent that if the shareholder owned the underlying mutual funds directly.

    Each Fund will invest only in other mutual funds that have an investment objective similar to the Fund's, or that otherwise is a permitted investment under the Fund's investment policies described herein. Nevertheless, the mutual funds purchased by the Funds likely will have certain investment policies, and use certain investment practices that are different from those of the Funds and not described herein. These other policies and practices may subject the other funds' assets to varying or greater degrees of risk. The Funds are independent from any of the other mutual funds in which they invest and have little voice in or control over the investment practices, policies or decisions of those funds. If a Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that fund, which can entail further losses. However, a mutual fund is not required to redeem any of its shares owned by another mutual fund in an amount exceeding 1% of the underlying fund's shares during any period of less than 30 days. As a result, to the extent that a Fund owns more than 1% of another mutual fund's shares, the Fund may not be able to liquidate those shares in the event of adverse market conditions or other considerations.

    Also, the investment advisers of the mutual funds in which a Fund invests may simultaneously pursue inconsistent or contradictory courses of action. For example, one fund may be purchasing securities of the same issuer whose securities are being sold by another fund, with the result that the Fund would incur an indirect expense without any corresponding investment or economic benefit.

Asset-Backed Securities

    The Taxable Money Market Fund may invest in mortgage-related asset-backed securities that are considered U.S. government securities. The other Funds may invest in these and, to varying extents, in other asset-backed securities. Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

    Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

     The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Foreign Securities

    Each Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. The Taxable Money Market Fund may only invest in foreign securities that are denominated in U.S. dollars. The percentage of a Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation and nationalization, confiscatory taxation, reduced levels of government regulation of securities markets, currency fluctuations and restrictions on, and costs associated with, the exchange of currencies, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of a default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

    To the extent that debt securities purchased by a Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in the currency will decrease.

    Foreign  Currency  Transactions.  The Funds (except the Taxable Money Market
Fund) may enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

    The Funds may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

U.S. Government Securities

    All of the Funds may invest in U.S. government securities. These securities are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities, because it is not obligated to do so.

Bank Instruments

    All of the Funds may invest in time deposits (including savings deposits and certificates of deposit), deposit notes and bankers acceptances in commercial banks or savings associations whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured financial institutions or who have at least $100 million in capital. These instruments may also include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee Cds") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and record keeping and the public availability of information.

Repurchase Agreements

    All of the Funds may invest in repurchase agreements related to eligible securities. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. Under the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan collateralized by the underlying securities. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

Selling Securities Short

    The Starwood Strategic Fund may sell securities short. The Fund will effect short sales when it is believed that the price of a particular security will decline. A short sale involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

     When the Fund makes a short sale, it must deposit with the lender or maintain in a segregated account cash or government securities to collateralize its obligation to replace the borrowed securities which have been sold. The Fund may sell securities short only to the extent that would cause the amounts on deposit or segregated to equal 25% of the value of its total assets.

     The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale.

When-Issued and Delayed Delivery Transactions

    The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Prior to such delivery, no income on the securities accrues to the Fund. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous.

Demand Features

    The Funds that invest in debt securities may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

Options Transactions

    Each of the Funds (except the Taxable Money Market Fund) may attempt to hedge all or a portion of its portfolio by buying put options on portfolio securities. These Funds also may also write covered call options on portfolio securities to attempt to increase current income. Each Fund may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

    A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

    Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the fund may experience material losses. However, in writing options the premium is paid in advance by the dealer, OTC options, which may not be continuously liquid, are available for a greater variety of assets, and a wider range of expiration dates and exercise prices, than are exchange traded options. The Fund intends to treat OTC options as illiquid securities.

Temporary Investments

    All of the Funds may invest temporarily in cash or short-term money market instruments during times of unusual market conditions for defensive purposes, without limitation. These temporary investments may include the instruments described above under "The Taxable Money Market Fund". The Funds may also invest in these instruments temporarily to maintain liquidity in anticipation of favorable investment opportunities.

Borrowing

    The Starwood Strategic Fund is permitted to borrow money up to one-third of the value of total assets (including the amount borrowed), and pledge up to 15% of the value of those assets to secure such borrowings, for the purpose of investment. The other Funds may borrow to that extent for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and Starwood's ability to achieve greater diversification of the Fund's portfolio. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

General

    In order to generate additional income, each Fund may lend portfolio securities on a short-term or a long-term basis up to 5% of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. Each Fund may invest up to 5% of its assets in reverse repurchase agreements, restricted securities and demand notes and credit facilities.

Portfolio Turnover

    Each Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. Each of the Funds intends to make investments based on long-term investment considerations as opposed to short-term trading. However, each Fund may take advantage of opportunities for short-term profits as they arise. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities, and results in the acceleration of realization of capital gains or losses for tax purposes. The Funds cannot accurately predict their portfolio turnover rates, but it is anticipated that each Fund's annual turnover rate generally will not exceed 100% (excluding the money market Fund, which must invest in short-term instruments). Each Fund intends to comply with the short-term trading restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended, which could inhibit a rapid change in a Fund's investments.

NET ASSET VALUE


     Net asset value per share (the price at which shares are purchased and redeemed) is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each business day the Exchange is open for business. Net asset value per share of the Taxable Money Market Fund is also determined as of 12:00 noon (Eastern time) on such days. Each Fund's net asset value per share is determined by dividing the sum of the market value of all securities and all other assets of the applicable Fund, less liabilities of the Fund, by the number of the Fund's shares outstanding.


    The net asset value per share will fluctuate for each Fund other than the Taxable Money Market Fund. The portfolio securities of the Taxable Money Market Fund are valued utilizing the amortized cost method of valuation, which normally approximates market value, and which is intended to result in a constant net asset value of $1.00 per share. Although every effort is made to maintain the net asset value of the Taxable Money Market Fund at $1.00 per share, there can be no assurance that this constant net asset value will be maintained at all times. For example, in the event of rapid and sharp increases in current interest rates, a national credit crisis, or a default by one or more of the issuers of the Fund's portfolio securities, then it is possible that the Fund's net asset value could decline below $1.00 per share.

HOW TO BUY SHARES

    Shares of the Funds are sold each day the New York Stock Exchange is open at the applicable Fund's net asset value per share next calculated after receipt of the purchase order in proper form. The Trust reserves the right to reject any purchase request. Investors may be charged a fee if they effect transactions through a broker or agent.

Minimum Investment

    The minimum initial investment in each Fund is $l,000, except an IRA for which the minimum initial investment is $500. Former shareholders of the Unified family of funds, or the Quest funds which acquired the Unified family of funds, may open an account with less than the required minimum. However, they are subject to a one-time $4.50 administrative charge to establish the account. The minimum investment may also be waived for certain other types of retirement accounts and direct deposit accounts. Subsequent investments may be made in amounts of at least $100, except for an IRA, which must be in amounts of at least $50. Minimum investments for certain other types of retirement accounts and direct deposit accounts may be different. See "Shareholder Services."

Opening An Account

    An account may be opened by mail or bank wire, as follows:

    By Mail.  To open a new account by mail:

     Complete and sign the account application. (Be sure to specify the name of the Fund(s) in which an investment is made.)

     Enclose a check payable to each Fund specified in the application.

     Mail the application and the check to the Fund's Transfer Agent, Unified Fund Services, Inc. (the "Transfer Agent") at the following address: The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110.

    By Wire. To open a new account (or to open an additional account in a different Fund) by wire, call the Transfer Agent at 1-800-408-4682. A representative will assist you to obtain an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:


         Star Bank, N.A.
         ABA # 04-20000-13
         Attention:  Name of Fund   (see below)
                   Number of Fund (see below)
         Credit Account # ________  (see below)

    The applicable Fund and account numbers are as follows:

Fund Name                                   Fund Number          Account Number

Starwood Strategic Fund                     20                     483616744
Laidlaw Fund                                23                     483616769
First Lexington Balanced Fund               26                     483616793
Taxable Money Market Fund                   30                     483616819


    The order is considered received when Star Bank, N.A., the Trust's custodian (the "Custodian"), receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account -- By Mail" above. The Trust will not permit redemptions until the Transfer Agent receives the application in proper form. Financial institutions may charge a fee for wire transfers.

Subsequent Investments

    Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA, which must be in amounts of at least $50. Additional purchases may be made:

     By sending a check, made payable to the applicable Fund, to The Unified Funds, [Name of Fund], P.O. Box 640689, Cincinnati, Ohio 45264-0689. The Trust will charge a $15 fee against a shareholder's account for any check returned for insufficient funds. The shareholder also will be responsible for any losses suffered by the Trust as a result.

     By wire to the applicable Fund account as described above under "Opening an Account -- By Wire". Shareholders should call the Transfer Agent at 1-800-408-4682 before wiring funds.

     By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

     By telephone order, as described below.

     By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly between an account with a financial institution and the applicable Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-408-4682. Allow at least two weeks for preparation before using ACH. To order a purchase or redemption by ACH, call the Transfer Agent at 1-800-408-4682. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH transactions are completed approximately two business days following the placement of the transfer order.

    ACH may be used to make direct deposits into a Fund account of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

    By Telephone Order. Once an account is open, shares may be purchased at a certain day's price by calling the Transfer Agent at 1-800-408-4682, before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on that day. Orders must be for $1,000 or more and may not be for an amount greater than twice the value of the existing account at the time the order is placed. Payment by check or wire must be received within three business days after the order is placed, or the order will be cancelled and the shareholder will be responsible for any resulting loss to the Fund. Payment of telephone orders by check may not be mailed to the Transfer Agent's P.O. Box address herein, but must be mailed to the Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204. Payment must be accompanied by the order number given at the time the order is placed. A written confirmation with complete purchase information will be sent to the shareholder of record shortly after payment is received.

DIVIDENDS AND DISTRIBUTIONS

    The Starwood Strategic Fund, the Laidlaw Fund and the First Lexington Balanced Fund declare and pay dividends on a quarterly basis. The Taxable Money Market Fund declares and pays dividends on a daily basis.

    The Funds make distributions of any net realized long-term capital gains at least once every twelve months. Dividends and distributions are automatically reinvested in additional shares on payment dates at the ex-dividend net asset value, unless cash payments are requested on the account application or in writing to the Transfer Agent. If cash payments are requested with respect to the Taxable Money Market Fund, daily dividends will accumulate and be paid at the end of each month, as requested in writing. All shareholders on the record date are entitled to the dividend.

    If an order for shares is received on a business day prior to receipt of wire payment, shares purchased by wire begin earning dividends on the business day wire payment is received by the Transfer Agent. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Shares earn dividends through the business day that proper written redemption instructions are received by the Transfer Agent. Certain transactions in the Taxable Money Market Fund are treated differently, as described below.

Timing of Certain Money Market Fund Transactions

    The Taxable Money Market Fund has two transaction times each day, at 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). New investments represented by federal funds or bank wires received by the Custodian prior to 12:00 noon are paid the full dividend for that day; such investments received after 12:00 noon do not begin to receive daily dividends until the next day. Redemption orders received prior to 12:00 noon are effected at 12:00 noon, and the redemption proceeds are normally available that day. Redemption orders received after 12:00 noon are effected at the close of regular trading on the New York Stock Exchange, and the redemption proceeds are normally remitted the next business day. Redemption orders received at any time during a day do not earn that day's dividend.

EXCHANGE PRIVILEGE

    Shares of any Fund may be exchanged for shares of any other Fund at net asset value, without any additional charges. The shares exchanges must have been registered in the shareholder's name for at least five days prior to the exchange request, and must have a net asset value which at least meets the minimum investment required for the Fund into which the exchange is being made.

    Exchange requests may be made by telephone or in writing. Exchanges will be effected at the respective net asset values per share of the Funds involved, next determined after the exchange request is received in proper form. If an exchange request is received by the Transfer Agent in proper form on a Trust business day before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), the exchange will be effected that day. An exchange of shares purchased by check will be delayed until the check has been converted into federal funds and redemption proceeds are available for purchase of the newly acquired shares, which could take up to 15 days.

    By Telephone. Exchange requests may be made by telephone by calling the Transfer Agent at 1-800-408-4682. Exchange requests made by telephone will be effected only if (1) the shareholder's existing account has authorized telephone redemption privileges (see "How to Redeem Shares -- By Telephone" below) and (2) no account information will change as a result of the exchange. The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange requests may be recorded.

    By Mail or Telecopy. Exchange requests made in writing should be sent to The Unified Funds c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis,
Indiana 46206-6110. A written request to exchange shares having a net asset value of less than $5,000 may be sent by telecopy, by first calling the Transfer Agent at 1-800-408-4682. Regardless of whether the request is sent by mail or by telecopy, the request must be signed exactly as the shareholder's name appears on the Trust's account records. If the shares to be exchanged have a net asset value of $5,000 or more, the request must be mailed, and all signatures must be properly guaranteed as described below under "How to Redeem Shares -- Signatures." If shares are to be exchanged into a new account registered in a different name, or if any account information will change as a result of the exchange, a separate account application must be received by the Transfer Agent by mail before the exchange may be effected.

    The exchange privilege is designed to accommodate changes in shareholder investment objectives. It is not designed for frequent trading in response to short-term market fluctuations. Accordingly, the Trust reserves the right to limit a shareholder's use of the exchange privilege. The exchange privilege may be modified or terminated at any time.

Any exchange involves a redemption of shares of one Fund and an investment of the redemption proceeds in shares of another Fund. Before requesting an exchange, a shareholder should read carefully the parts of this Prospectus describing the Fund into which the exchange will be made. Also, an exchange is treated for federal income tax purposes as a sale of the shares given in exchange, and the shareholder may realize a taxable gain or loss on the exchange.

HOW TO REDEEM SHARES

    Shares of each Fund may be redeemed on any day on which the Fund computes it net asset value. Shares are redeemed at their net asset value next determined after the Transfer Agent receives the redemption request in proper form. Redemption requests may be may by mail or by telephone.

     By Mail. A shareholder may redeem shares by mailing a written request to The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

         Signatures. Shareholders requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record or to be sent to an address other than that on record with the Trust, must have all signatures on written redemption requests guaranteed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signatures guaranteed by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its Transfer Agent reserve the right to amend these standards at any time without notice.

         Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

    By Telephone. You may also redeem shares by telephone by calling the Transfer Agent at 1-800-408-4682. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-408-4682.

    Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged for outgoing wires.

    Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

    The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, redemption by mail should be considered.

Receiving Payment

    The Trust normally will make payment for all shares redeemed within three business days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. A requested wire of redemption proceeds normally will be effected the following business day, but in no event more than three business days, after receipt of the redemption request in proper form. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares are not available, and the shares may not be exchanged, until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 days.

Check Writing (Taxable Money Market Fund Only)

    Under the Funds' check writing service, shareholders of the Taxable Money Market Fund may write checks payable to any payee in any amount of $250 or more. There is no check writing privilege for the non-money market Funds. A shareholder with check writing privileges may present for payment three checks per month free of charge; additional checks will result in a charge of $0.30 per check. Daily dividends will continue to accrue on the shares redeemed by check until the day the check is presented for payment.

    The Check Writing Privileges section of the account application must be completed in order to initiate check writing privileges. For existing accounts, check writing privileges may be initiated by sending a written request to the Transfer Agent with all signatures guaranteed. A book of checks will be sent to the shareholder of record upon the Transfer Agent's receipt of the request.

    A check should not be used to close out an account with the Fund because the balance of the account will continue to increase by the amount of daily dividends until the check is presented for payment. The Transfer Agent may impose a charge for checks returned unpaid for insufficient funds or for effecting stop-payment instructions.

Minimum Account Balance

    Due to the high cost of maintaining accounts with low balances, the Trust may involuntarily redeem Shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $1,000 ($500 for an IRA) due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the minimum because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement. The Transfer Agent reserves the right and may charge shareholders an administrative fee to cover the cost of maintaining and properly servicing lost accounts and accounts with balances below the required minimums.

SHAREHOLDER SERVICES

    Each time shares are purchased or redeemed, a statement will be mailed showing the details of the transaction and the number and value of shares owned after the transaction. Transactions made in brokerage sweep accounts will be detailed on a monthly brokerage statement. Share certificates are not issued. Financial reports showing investments, income and expenses of the Funds are mailed to shareholders semi-annually. After the end of each year, shareholders receive a statement of all their transactions for the year.

    The Trust provides a number of plans and services to meet the special needs of certain investors, including (1) an automatic investment plan, (2) a payroll deduction plan, (3) a systematic withdrawal plan to provide monthly payments,
(4) retirement plans such as IRA and 403(b), and (5) corporate pension and profit sharing plans, including a 401(k) plan. Brochures describing these plans and related charges and account applications are available from the Transfer Agent by calling 1-800-408-4682.

THE TRUST AND ITS MANAGEMENT

    The Trust is an Ohio business trust authorized to offer separate series and classes of shares of beneficial interest. The Trust, which was organized on November 20, 1997, is the successor to the operations of The Vintage Funds. At the date of this Prospectus, the Trust has established each of the four Funds described herein as a separate series of its shares. The Trust's offices are at 431 North Pennsylvania Street, Indianapolis, Indiana 46204. The business affairs of the Trust are under the direction of its Board of Trustees.

Investment Advisory Arrangements

    Investment Adviser. Unified Investment Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, serves as the Trust's investment adviser (the "Adviser"). The Adviser supervises and assists in the management of the Funds under an Investment Advisory Agreement between the Adviser and the Trust, subject to the overall authority of the Board of Trustees. The Adviser also is responsible for monitoring and evaluating the performance of the Sub-Adviser, as described below.

    The Adviser was organized in December 1994 and is a registered investment adviser. The Adviser is a wholly owned subsidiary of Unified Financial Services, Inc. Unified Financial Services is also the parent of Unified Management Corporation (the Funds' Distributor) and Health Financial, Inc. (the Sub-Adviser of the First Lexington Balanced Fund).

    To assist the Adviser in the selection of socially conscious companies in which the Laidlaw Fund might invest, the Adviser has entered into a consulting agreement with Laidlaw Holdings Asset Management, Inc. ("Laidlaw"). Laidlaw's duties include the preparation of a recommended list of socially conscious companies, investment in which would be consistent with the socially responsible investment policy of the Laidlaw Fund. Laidlaw does not provide investment advisory services to the Fund. The consulting fee is paid directly by the Adviser from its own assets and is not an expense of the Fund.

    Sub-Adviser. The Adviser has entered into a Sub-Advisory Agreement with Health Financial, Inc., 2353 Alexandria Dr., Lexington, KY 40504 to serve as the sub-adviser of the First Lexington Balanced Fund. Health Financial, Inc., founded by Dr. Gregory W. Kasten in 1984, is a registered investment adviser that primarily serves physicians and private pension plans. of This sub-adviser currently manages approximately [$255] million in assets, including the assets held by First Lexington Trust Company, a regulated trust company that provides pension trust and charitable gift investment management.

Portfolio Managers' Backgrounds

     Starwood Strategic Fund. Andrew E. Beer has been the Fund's portfolio manager since its inception. Mr. Beer has been the President and Director of Starwood Corporation, a registered investment adviser that manages approximately $30 million in assets, since 1984.

     Laidlaw Fund and Taxable Money Market Fund. Jack R. Orben is the Funds' portfolio manager. Mr. Orben has been the Chairman of Fiduciary Counsel, a registered investment adviser that manages approximately $450 million in assets, since 1979. Prior to that time, he was President of Orben & Associates, Inc., an investment consultant to bank trust departments. Since 1979, Mr. Orben has been a member of Fiduciary Counsel's Investment Policy Committee and Chairman of its Executive Committee. Mr. Orben graduated from Tufts University in 1960, and has nearly 25 years of investment experience.

     First Lexington Balanced Fund. Dr. Gregory W. Kasten began managing the Fund's portfolio in January 1997. Dr. Kasten has served as president of Health Financial, Inc., the Fund's Sub-Adviser, since 1986. Prior to 1994, Dr. Kasten practiced medicine with Anesthesia Associates, PSC, Lexington, Kentucky. Dr. Kasten has completed the two year program from the Denver College of Financial Planning and is a Certified Financial Planner. Dr. Kasten has also completed the two year program from the American Society of Pension Actuaries, and he received from that program the Certificate of Pension Consultant designation. In 1990, he received his M.B.A. in Finance from the University of Kentucky.

Advisory Fees

    Each Fund pays the Adviser an annual advisory fee, payable monthly, based on its average daily net assets. The fee is equal to 1.25% of the Fund's average daily net assets for the Starwood Strategic Fund and the Laidlaw Fund. The fee is equal to 0.75% of the Fund's average daily net assets for the First Lexington Balanced Fund. The fee is equal to 0.90% of the Fund's average daily net assets for the Taxable Money Market Fund. The Adviser pays all of the operating expenses of the Funds except 12b-1 and shareholder servicing fees, brokerage, taxes, interest and extraordinary expenses.

    The Adviser pays Health Financial, Inc. an annual fee for its services in managing the First Lexington Balanced Fund. These fees are paid directly by the Adviser from its own assets and are not an expense of the Funds. The Funds themselves pay no fees to the Sub-Adviser. The annual sub-advisory fee, payable monthly, is equal to 0.40% of the Fund's net assets up to $250 million; 0.35% of the next $250 million of net assets; and 0.30% of net assets in excess of $500 million.

Distribution Services

    Distributor. Unified Management Corporation (the "Distributor"), 431 North Pennsylvania Street, Indianapolis, Indiana 46024, acts as each Fund's distributor pursuant to a Distribution Agreement with the Trust. The distributor is a subsidiary of Unified Financial Services, Inc.

    Distribution Plan. Under a Distribution Plan adopted with respect to each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10% of each Fund's average daily net assets. The Distributor is entitled to retain all of this distribution fee to reimburse the Distributor for payments made or expenses incurred for distribution of Fund shares, including those incurred in connection with preparing and distributing sales literature and advertising, preparing, printing and distributing prospectuses and statements of additional information used for other than regulatory purposes or distribution to existing shareholders, implementing and operating the Distribution Plan, and compensating third parties for their distribution services. The Distributor may select financial institutions such as banks, custodians, investment advisers and broker/dealers to provide sales support services as agents for their clients or customers.

    The Distribution Plan is a compensation-type plan. Therefore, the amounts payable to the Distributor during any year may be more or less than actual expenses incurred by the Distributor during such year. No amount payable or credit due pursuant to the Distribution Plan for any fiscal year may be carried over for payment or utilized as a credit, as the case may be, beyond the end of the year, unless authorized by the Trust's Board of Trustees. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by the Trust under the Distribution Plan.

Administration of the Trust


     Administrator. Unified Fund Services, Inc., 431 North Pennsylvania St., Indianapolis, Indiana 46204, serves as the Trust's administrator (the "Administrator"). Pursuant to a Mutual Fund Services Agreement with the Trust, the Administrator provides certain administrative personnel and services (including administration, transfer agency and fund accounting services) necessary to operate the Funds. For its services, the Administrator receives from the Adviser an annual fee, payable monthly, based on each Fund's average daily net assets. The fee is equal to 0.435% of the average daily net assets for the Starwood Strategic Fund and the Laidlaw Fund, and 0.185% of the average daily net assets of the First Lexington Balanced Fund and the Taxable Money Market Fund.


     Shareholder Services Plan. The Trust has adopted a Shareholder Services Plan (the "Service Plan") with respect to each Fund, which is administered by the Administrator. Under the Service Plan, financial institutions, including brokers, may enter into shareholder service agreements with the Trust to provide administrative support services to their clients or customers who from time to time may be owners of record or beneficial owners of the shares of one or more of the Funds. In return for providing these support services, a financial institution may receive payments from the Fund at a rate not exceeding 0.15% of the average daily net assets of the shares beneficially owned by the financial institution's clients or customers for whom it is holder of record or with whom it has a servicing relationship. These administrative services may include, but are not limited to, the provision of personal services and maintenance of shareholder accounts.

    The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

    Other Arrangements. The Adviser, the Distributor or the Administrator may, from their respective fees, also pay brokers or financial institutions a fee based upon the net asset value of the Fund shares beneficially owned by the broker's or financial institution's clients or customers. This fee is in addition to amounts paid under the Distribution Plan or the Services Plan. These payments will be made directly by the Adviser, the Distributor or the Administrator from their own assets, will not be made from the assets of the Funds and are not an additional expense of the Funds.

    From time to time the Distributor will purchase Fund shares on behalf of its clients and will be entitled to receive 12b-1 fees, shareholder servicing fees and other administrative fees described herein to the same extent as any other broker or financial institution.

Transfer Agent, Fund Accounting Agent and Custodian

    Unified  Fund  Services,   Inc.,  P.O.  Box  6110,   Indianapolis,   Indiana
46206-6110, acts as the Trust's transfer agent and fund accounting agent.

    Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, acts as the Trust's custodian. General correspondence to the Custodian should be addressed to Star Bank, N.A., P.O. Box 1038, Location 6118, Cincinnati, Ohio 45201. Share purchase orders mailed directly to the custodian (See "How to Buy Shares -- Subsequent Investments") should be addressed to The Unified Funds, [Name of Applicable Fund], P.O. Box 640689, Cincinnati, Ohio 45264-0689.

Portfolio Transactions

    The Adviser and Sub-Adviser select the firms that effect brokerage transactions for their respective Funds, subject to the overall direction and review of Adviser and the Board of Trustees. The initial criterion that must be met by the Adviser and Sub-Adviser in selecting brokers and dealers is whether the firm can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking the best combination of price and execution, the Adviser and Sub-Adviser evaluate the execution capability of the firms and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, and general operational and financial condition.

    Subject to this primary objective, the Adviser and Sub-Adviser may select for brokerage transactions those firms which furnish brokerage and research services to the Funds, the Adviser or the Sub-Adviser. The Adviser and the Sub-Adviser may also give consideration to firms that have sold Fund shares. The Board of Trustees has authorized the Funds to pay brokerage commissions to firms that are affiliated with the Adviser or the Sub-Adviser, subject to the foregoing criteria.

"V.O.I.C.E.SM"
(VISION FOR ON-GOING INVESTMENTS IN CHARITY AND EDUCATIONSM)

    The Adviser has established The Unified Funds University and Philanthropic Program (the "Program"), entitled "V.O.I.C.E.SM" (Vision for On-going Investments in Charity and EducationSM) pursuant to which the Adviser will make donations from its own income to certain accredited college or university endowments or general scholarship funds ("Eligible Institutions") designated by qualified shareholders. Philanthropic institutions outside of the area of education may be proposed by qualifying shareholders and may, at the sole discretion of the Adviser, be accepted for inclusion as an Eligible Institution.

    All Unified Funds shareholders maintaining an average annualized aggregate net asset value of $25,000 or more over the period of an entire calendar quarter ("Qualified Shareholders") will be qualified to designate one or more Eligible Institutions to receive a donation under the Program with respect to that period. A shareholder making an initial investment of $25,000 or more in Fund shares may designate one Eligible Institution on the V.O.I.C.E.SM Program Application. A shareholder making an initial investment of $1,000,000 or more (or maintaining that amount for an entire quarterly period) may designate one additional Eligible Institution for each $l,000,000 invested (or maintained for such period).

    The Adviser will donate annually from its own income an amount equal to 0.25% of the average daily aggregate net asset value of the shares owned by the Qualified Shareholder. This donation will be made on a quarterly basis for so long as the average daily aggregate net asset value of the shares owned by the Qualified Shareholder remains above $25,000 for the applicable quarterly period. Donations will be made by the Adviser in the name of the Qualified Shareholder to the Eligible Institution(s) designated by the Qualified Shareholder. However, while the donation will be made in the Qualified Shareholder's name, the Qualified Shareholder will not be entitled to any tax deductions for such donation.

    All Qualified Shareholders desiring to change their designated Eligible Institution(s) may do so twice a year, in January and July. If a Qualified Shareholder was entitled to designate, and did designate, more than one Eligible Institution, the amount donated will be allocated according to the percentages designated on the V.O.I.C.E.SM Program Application.

    Donations will be made by the Adviser from its own income and, therefore, will have no impact on the expenses or yield of the Funds. There can be no assurances that the Adviser will have income from which to make donations.

    The preceding information is only a summary of the V.O.I.C.E.SM Program and is qualified in its entirety by the more complete information available from the Adviser.

    Information about the V.O.I.C.E.SM Program, including applications to participate in the Program, may be obtained from the Adviser by calling 1-800-408-4682.

TAXES

    It is intended that each Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Such qualification relieves each Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

    A shareholder receiving a distribution of ordinary income and/or an excess of net short-term capital gain over net long-term capital loss ordinarily would treat it as a receipt of ordinary income in the computation of the shareholder's gross income, whether such distribution is received in cash or reinvested in additional shares. Any distribution of the excess of net long-term capital gain over net short-term capital loss ordinarily is taxable to shareholders as long-term capital gain regardless of how long the shareholder has held shares. Dividends and distributions also may be subject to state and local taxes.

    Shareholders will receive statements as to the tax status of dividends and distributions annually, as well as periodic account summaries that will include information as to any dividends and distributions from securities gains paid during the year. Shareholders should consult their own tax advisers with questions regarding federal, state or local taxes.

Backup Withholding

    The Trust may be required to withhold federal income tax at a rate of 31% from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if a shareholder fails to furnish the Trust with the shareholder's correct taxpayer identification number, the Internal Revenue Service (the "IRS") notifies the Trust that the shareholder has failed to report certain income to the IRS, or the shareholder fails to certify that he or she is not subject to backup withholding when required to do so. Backup withholding is not an additional tax and the shareholder may credit any amounts withheld against the shareholder's federal income tax liability.

PERFORMANCE INFORMATION

    From time to time the Trust may publish performance information relative to the Funds, and may include such information in advertisements, sales literature or shareholder reports. Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

    Each Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for a Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

    The Taxable Money Market Fund may quote its current yield and effective yield. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by investments during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

    The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in a non-money market Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

GENERAL INFORMATION

    Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

    Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

    Shareholder inquiries may be made by writing to The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-800-408-4682.



THE UNIFIED FUNDS

The Starwood Strategic Fund
The Laidlaw Fund
The First Lexington Balanced Fund
The Taxable Money Market Fund


PROSPECTUS

February 1, 1998


TRANSFER AGENT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204


CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45201


INVESTMENT ADVISER
Unified Investment Advisers, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204


AUDITORS
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio  44145


THE UNIFIED FUNDS
P.O. Box 6110
Indianapolis, Indiana 46206-6110
1-800-408-4682

THE UNIFIED FUNDS

                                               Prospectus dated February 1, 1998


         The Unified Funds (the "Trust") is an open-end, management investment company (a mutual fund) having four separate portfolios, each of which has its own separate investment objective and policies. One of the portfolios offered by the Trust, the Taxable Money Market Fund (the "Fund"), is a money market fund.

         The Taxable Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments. The Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

         The shares offered hereby are not deposits or obligations of any financial institution and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the shares involves investment risks including the possible loss of principal. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

         This Prospectus contains information that you should know before investing in the Fund and it should be retained for future reference. A Statement of Additional Information, dated February 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling 1-800-408-4682. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                          TABLE OF CONTENTS

SUMMARY OF FUND EXPENSES

FINANCIAL HIGHLIGHTS

HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES AND TECHNIQUES AND RISK FACTORS

NET ASSET VALUE

HOW TO BUY SHARES
         Minimum Investment
         Opening an Account
                  By Mail
                  By Wire
         Subsequent Investments
                  By Automated Clearing House (ACH)

DIVIDENDS AND DISTRIBUTIONS

EXCHANGE PRIVILEGE
         By Telephone
         By Mail or Telecopy

HOW TO REDEEM SHARES
         By Mail
                  Signatures
         By Telephone
         Receiving Payment
         Check Writing
         Minimum Account Balance

SHAREHOLDER SERVICES

THE TRUST AND ITS MANAGEMENT
         Investment Advisory Arrangements
                  Investment Adviser
         Portfolio Manager's Background
         Advisory Fees
         Distribution Services
                  Distributor
                  Distribution Plan
         Administration of the Trust
                  Administrator
                  Shareholder Services Plan
                  Other Arrangements
         Transfer Agent, Fund Account Agent
           and Custodian
         Portfolio Transactions

THE "V.O.I.C.E."SM PROGRAM

TAXES
     Backup Withholding

PERFORMANCE INFORMATION

GENERAL INFORMATION

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

SUMMARY OF FUND EXPENSES

         Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing, or legal services, nor does the Fund pay directly any general administrative or other significant operating expenses (except for 12b-1 and shareholder servicing fees). The Adviser pays all of the operating expenses of the Fund except 12b-1 and shareholder servicing fees, brokerage, taxes, interest, and extraordinary expenses.


                        Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)...................................None
Maximum Sales Load Imposed on Reinvested Dividends
     (as a percentage of offering price) ..................................None
Deferred Sales Load
     (as a percentage of original purchase price or redemption proceeds, as applicable).......................................................None
Redemption Fee
     (as a percentage of amount redeemed, if applicable)...................None
Exchange Fee...............................................................None


                         Annual Fund Operating Expenses
                     (As a percentage of average net assets)


   Management         12b-1         Servicing           Other            Total
     Fees             Fees            Fees            Expenses          Expenses
     ----             ----            ----            --------          --------

     0.90%            0.10%           0.15%             None              1.15%


         Initial investments of less than the required minimum by persons exempt from the minimum investment requirement are subject to a one-time $4.50 administrative charge. See "How to Buy Shares." Wire-transferred redemptions are subject to a $15.00 charge and certain checking transactions may be subject to additional charges. See "How to Redeem Shares".

         The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The expense information has been restated to reflect current fees. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For a further description of the various costs and expenses incurred by the Fund, see "The Trust and its Management.


Example:

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                    1 Year          3 Years        5 Years        10 Years
                    ------          -------        -------        --------

                      $12             $37             $64            $140


         The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in an actual return greater or less than 5%.

         The Fund may invest incidentally in other mutual funds. To the extent that the Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such other funds, in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that the Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. These expenses will be borne by the Fund, and are not included in the expenses reflected in the table or example above. See "Investment Policies and Techniques and Risk Factors."


FINANCIAL HIGHLIGHTS

         The financial highlights of the Fund's operations for the periods presented are derived from the audited financial statements of The Unified Funds (formerly The Vintage Funds) and have been audited by McCurdy and Associates CPA's, Inc., independent public accountants. This information should be read in conjunction with the financial statements and notes thereto included in the Annual Report to Shareholders. The Annual Report also contains additional performance information and is available without charge by calling the Funds at 1-800-408-4682.


The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                     Taxable     Taxable       Taxable
                                      Money       Money         Money
                                      Market      Market        Market
                                      Fund        Fund          Fund
                                      1997(a)     1996(b)      1995(c)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....      $ 1.00       $ 1.00       $ 1.00
Income from investment
     Operations:
     Net investment income ....        0.03         0.04         0.002
     Net realized and unrealized
          gain (loss) on investments   0.00         0.00         0.000
                                      -----        -----         ------
Total from investment  income .        0.03         0.04         0.002
 Less Distribution :
     Dividends from net
          investment income ...       (0.03)       (0.04)       (0.002)
                                     -------       ------       -------
Total from distributions ......       (0.03)       (0.04)       (0.002)
                                     -------       ------       -------
Net asset value at end of period    $  1.00       $ 1.00      $  1.00
                                      =====         =====        =====

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      50,619,710   50,544,511     1,230,385
     Ratio of expenses to
          average net assets ..        1.44%        1.25%       12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..        1.12%        1.16%        0.47%
     Ratio of net investment
          Income to average net assets 3.86%        4.12%       (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets        4.19%        4.21%         0.65%
     Portfolio turnover .......        0.00%        0.00%         0.00%
     Average commission rate paid    $ ----        $ ----        $ ----

(a) For the Year-Ended September 30, 1997.
(b) For the Year-Ended September 30,1996.
(c) For the Period June 2, 1995 (commencement of operations) to September 30, 1995

HIGHLIGHTS

Investment Objectives and Investment Risks

         An investment in the Fund involves investment risks including the possible loss of principal. These risks depend upon many factors including, among others, the Fund's investment objective, the credit quality of the securities held and interest rate movements. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "Investment Objectives and Policies" and "Investment Policies and Techniques and Risk Factors."

Liquidity

     The Fund continuously offers and redeems its shares at a constant net asset value of $1.00 per share. See "How to Buy Shares," "How to Redeem Shares" and "Net Asset Value."

No Sales or Redemption Charges

     There are no commissions, fees or charges by the Trust for the purchase or redemption of shares. Initial investments below the stated minimum, wire-transferred redemptions and certain checking transactions may be subject to additional charges. See "Summary of Fund Expenses," "How to Buy Shares" and "How to Redeem Shares."

Minimum Investment

         A minimum investment of $1,000 is required to open an account, except an IRA account for which the minimum is $500. Former shareholders of the Unified family of funds, or the Quest funds which acquired the Unified family of funds, may open an account with less than the required minimum. The minimum investment may also be waived for certain other types of retirement accounts and direct deposit accounts. Subsequent investments must be at least $100, or $50 for an IRA. See "How to Buy Shares."

Investment Adviser

     Unified Investment Advisers, Inc. is the Fund's investment adviser (the "Adviser"). The Adviser was organized in December 1994 and the Fund commenced operations on June 2, 1995.

Retirement Plans and Other Shareholder Services

     The Trust offers  retirement  plans  including a prototype  Profit  Sharing
Plan, Money Purchase Pension Plan, Salary Savings Plan - 401(k) and IRA accounts, as well as a number of special shareholder services. For information regarding these plans or services, call the Transfer Agent at 1-800-408-4682. See "Shareholder Services."

The "V.O.I.C.E.SM" Program
(Vision For On-Going Investments In Charity and EducationSM)

         The Adviser administers The Unified Funds University and Philanthropic Program pursuant to which the Adviser will make contributions to the general scholarship funds or endowments of certain accredited colleges and universities designated by qualified shareholders of the Fund. For information regarding this Program, call the Adviser at 1-800-408-4682. Also see "The V.O.I.C.E.SM Program" below.

INVESTMENT OBJECTIVES AND POLICIES

         The Fund's investment objectives cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus. Unless otherwise indicated, the Fund's investment policies may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in investment policies becomes effective.

         The following sections are concise descriptions of the Fund and its investment objectives and policies. More information about certain types of investments, investment techniques and risk factors is provided below under "
Investment Policies and Techniques and Risk Factors" and in the Statement of Additional Information.

         The Taxable Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of high quality, short-term money market instruments.

     The Fund's investments principally include:

               direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds;

               notes, bonds, and discount notes of U.S. government agencies or instrumentalities;

               short-term corporate debt instruments (including commercial paper and variable rate demand notes) which mature in 270 days or less;

               domestic and foreign issues of corporate debt obligations  having
               floating  or  fixed  rates  of  interest  and  having   remaining
               maturities of less than 13 months;

               bank instruments described below under "Bank Instruments";

               other short-term investments of a type which the adviser determines presents minimal credit risks and which are of "high quality" as determined by a nationally recognized statistical rating organization, or, in the case of an instrument that is not rated, of comparable quality in the judgment of the adviser; and

               repurchase agreements collateralized by eligible investments.

         The Fund may invest only in securities that, at the time of purchase, have a remaining maturity of less than 13 months and that are "eligible securities" as defined by regulations of the Securities and Exchange Commission. "Eligible securities" generally include securities rated in one of the two highest categories by at least two nationally recognized statistical rating organizations (or by one such rating agency if only one has issued a rating) or, if unrated, are determined to be of comparable quality by Fiduciary Counsel pursuant to policies approved by the Board of Trustees. If the Fund purchases an eligible security and its rating is subsequently downgraded so that the security is no longer of high quality, the Fund will consider and take appropriate action, which may include divesting the security. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.

INVESTMENT POLICIES AND TECHNIQUES AND RISK FACTORS

         This section describes certain types of investments, investment techniques and investment policies and limitations of the Fund. This section also includes information about the risk factors associated with the investments and investment techniques. The risks of the Fund depend upon many factors including, among other things, the Fund's investment objective, the average duration of the Fund's portfolio, credit quality of the securities held and interest rate movements. For further information, see the Statement of Additional Information.

Fixed Rate Corporate Debt Obligations

         The Fund may invest in fixed rate corporate debt obligations. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

         Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

Other Corporate Debt Obligations

         The Fund may also invest in other corporate debt obligations, including those described below.

         Floating Rate Obligations. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

         Variable Rate Demand Notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest index or a stated percentage of a prime rate or another published rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

Asset-Backed Securities

         The Fund may invest in mortgage-related asset-backed securities that are considered U.S. government securities. Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

         Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

         The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Foreign Securities

         The Fund may invest in U.S. dollar denominated foreign securities, including foreign securities not publicly traded in the United States. The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

         Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation and nationalization, confiscatory taxation, reduced levels of government regulation of securities markets, currency fluctuations and restrictions on, and costs associated with, the exchange of currencies, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of a default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

U.S. Government Securities

         The Fund may invest in U.S. government securities. These securities are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities, because it is not obligated to do so.

Bank Instruments

         The Fund may invest in time deposits (including savings deposits and certificates of deposit) and bankers acceptances in commercial banks or savings associations whose accounts are insured by the Federal Deposit Insurance Corporation (the "FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured financial institutions or who have at least $100 million in capital. These instruments may also include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDS") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and record keeping and the public availability of information.

Investments in Other Mutual Funds

         The Fund may invest to some extent in the securities of other open-end registered investment companies ("mutual funds"). The Fund intends to invest incidentally in other mutual funds and may not invest more than 5% of its total assets in any one mutual fund, or more than 10% of its total assets in mutual funds in general. The Fund, considered together with the other funds of the trust, may not invest in more than 3% of the total outstanding voting securities of any one mutual fund. The foregoing limitations are not applicable to investment company securities acquired as part of a merger, consolidation, reorganization or other acquisition.

         The Fund will invest only in other mutual funds that do not impose up-front sales loads or deferred sales loads or redemption fees. However, the Fund may invest in funds that have 12b-1 plans or shareholder services plans which permit the funds to pay certain distribution and other expenses from fund assets. To the extent that a Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such funds in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that a Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. In addition, to the extent that a Fund invests in other mutual funds, the Fund's shareholders may receive capital gains distributions to a greater extent that if the shareholder owned the underlying mutual funds directly.

         Furthermore, although the Fund will invest only in other mutual funds that have an investment objective similar to the Fund's, or that otherwise is a permitted investment under the Fund's investment policies described herein, the mutual funds purchased by the Fund likely will have certain investment policies, and use certain investment practices that are different from those of the Fund and not described herein. These other policies and practices may subject the other funds' assets to varying or greater degrees of risk. The Fund is independent from any of the other mutual funds in which it invests and has little voice in or control over the investment practices, policies or decisions of those funds. If a Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that fund, which can entail further losses. However, a mutual fund is not required to redeem any of its shares owned by another mutual fund in an amount exceeding 1% of the underlying fund's shares during any period of less than 30 days. As a result, to the extent that a Fund owns more than 1% of another mutual fund's shares, the Fund may not be able to liquidate those shares in the event of adverse market conditions or other considerations.

         Also, the investment advisers of the mutual funds in which the Fund invests may simultaneously pursue inconsistent or contradictory courses of action. For example, one fund may be purchasing securities of the same issuer whose securities are being sold by another fund, with the result that the Fund would incur an indirect expense without any corresponding investment or economic benefit.

Repurchase Agreements

         The Fund may invest in repurchase agreements related to eligible securities. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. Under the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan collateralized by the underlying securities. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

When-Issued and Delayed Delivery Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. Prior to such delivery, no income on the securities accrues to the Fund. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous.

Demand Features

         The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

General

         In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to 5% of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund may invest up to 5% of its assets in reverse repurchase agreements, restricted securities and demand notes and credit facilities.

NET ASSET VALUE

         Net asset value per share (the price at which shares are purchased and redeemed) is determined as of 12:00 noon (Eastern time) and as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each business day the Exchange is open for business. The Fund's portfolio securities are valued utilizing the amortized cost method of valuation, which normally approximates market value, and which is intended to result in a constant net asset value of $1.00 per share. Although every effort is made to maintain the net asset value of the Fund at $1.00 per share, there can be no assurance that this constant net asset value will be maintained at all times. For example, in the event of rapid and sharp increases in current interest rates, a national credit crisis, or a default by one or more of the issuers of the Fund's portfolio securities, then it is possible that the Fund's net asset value could decline below $1.00 per share.

HOW TO BUY SHARES

         Shares of the Fund are sold each day the New York Stock Exchange is open at the Fund's net asset value per share next calculated after receipt of the purchase order in proper form. The Trust reserves the right to reject any purchase request.

Minimum Investment

         The minimum initial investment in the Fund is $l,000, except an IRA for which the minimum initial investment is $500. Former shareholders of the Unified family of funds, or the Quest funds which acquired the Unified family of funds, may open an account with less than the required minimum. However, they are subject to a one-time $4.50 administrative charge to establish the account. The minimum investment may also be waived for certain other types of retirement accounts and direct deposit accounts. Subsequent investments may be made in amounts of at least $100, except for an IRA, which must be in amounts of at least $50. Minimum investments for certain other types of retirement accounts and direct deposit accounts may be different. See "Shareholder Services."


Opening An Account

         An account may be opened by mail or bank wire, as follows:

         By Mail.  To open a new account by mail:

               Complete and sign the account application.

               Enclose a check payable to the Fund

               Mail the application and the check to the Transfer Agent at the following address: The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110.

         By Wire. To open a new account by wire, call the Transfer Agent at 1-800-408-4682. A representative will assist you to obtain an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

                  Star Bank, N.A.
                  ABA # 04-20000-13
                  Attention:  Taxable Money Market Fund
                                Fund  Number 30
                  Credit Account #  483616819


         The order is considered received when Star Bank, N.A., the Trust's custodian, receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account -- By Mail" above. The Trust will not permit redemptions until the Transfer Agent receives the application in proper form. Financial institutions may charge a fee for wire transfers.

Subsequent Investments

         Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA, which must be in amounts of at least $50. Additional purchases may be made:

          By sending a check, made payable to the Fund, to The Unified Funds, Taxable Money Market Fund, P.O. Box 640689, Cincinnati, Ohio 45264-0689. The Trust will charge a $15 fee against a shareholder's account for any check returned for insufficient funds. The shareholder also will be responsible for any losses suffered by the Trust as a result.

          By wire to the Fund account as described above under "Opening an Account -- By Wire". Shareholders should call the Transfer Agent at 1-800-408-4682 before wiring funds.

          By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.


          By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly between an account with a financial institution and the applicable Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-408-4682. Allow at least two weeks for preparation before using ACH. To order a purchase or redemption by ACH, call the Transfer Agent at 1-800-408-4682. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH transactions are completed approximately two business days following the placement of the transfer order.

         ACH may be used to make direct deposits into a Fund account of part or all of recurring payments made to a shareholder by his or her employer
(corporate,   federal,   military,   or  other)  or  by  the   Social   Security
Administration.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends on a daily basis. If cash payments are requested, daily dividends will accumulate and be paid at the end of each month, as requested in writing.

         The Fund has two transaction times each day, at 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). New investments represented by federal funds or bank wires received by the Custodian prior to 12:00 noon are paid the full dividend for that day; such investments received after 12:00 noon do not begin to receive daily dividends until the next day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Redemption orders received prior to 12:00 noon are effected at 12:00 noon, and the redemption proceeds are normally available for wire transfer that day. Redemption orders received after 12:00 noon are effected at the close of regular trading on the New York Stock Exchange, and the redemption proceeds are normally remitted the next business day. Redemption orders received at any time during a day do not earn that day's dividend.

EXCHANGE PRIVILEGE

         Shares of the Fund may be exchanged for shares of any other fund of the Trust at net asset value, without any additional charges. The shares exchanges must have been registered in the shareholder's name for at least five days prior to the exchange request, and must have a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made.

         Exchange requests may be made by telephone or in writing. Exchanges will be effected at the respective net asset values per share of the Funds involved, next determined after the exchange request is received in proper form. If an exchange request is received by the Transfer Agent in proper form on a Trust business day before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), the exchange will be effected that day. An exchange of shares purchased by check will be delayed until the check has been converted into federal funds and redemption proceeds are available for purchase of the newly acquired shares, which could take up to 15 days.

         By Telephone. Exchange requests may be made by telephone by calling the Transfer Agent at 1-800-408-4682. Exchange requests made by telephone will be effected only if (1) the shareholder's existing account has authorized telephone redemption privileges (see "How to Redeem Shares -- By Telephone" below) and (2) no account information will change as a result of the exchange. The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange requests may be recorded.

         By Mail or Telecopy. Exchange requests made in writing should be sent to The Unified Funds c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110. A written request to exchange shares having a net asset value of less than $5,000 may be sent by telecopy, by first calling the Transfer Agent at 1-800-408-4682. Regardless of whether the request is sent by mail or by telecopy, the request must be signed exactly as the shareholder's name appears on the Trust's account records. If the shares to be exchanged have a net asset value of $5,000 or more, the request must be mailed, and all signatures must be properly guaranteed as described below under "How to Redeem
Shares -- Signatures." If shares are to be exchanged into a new account registered in a different name, or if any account information will change as a result of the exchange, a separate account application must be received by the Transfer Agent by mail before the exchange may be effected.

         The exchange privilege is designed to accommodate changes in shareholder investment objectives. It is not designed for frequent trading in response to short-term market fluctuations. Accordingly, the Trust reserves the right to limit a shareholder's use of the exchange privilege. The exchange privilege may be modified or terminated at any time.

         Any exchange involves a redemption of shares of one fund and an investment of the redemption proceeds in shares of another. Before requesting an exchange, a shareholder must request and should read carefully the Prospectus describing the fund into which the exchange will be made. Also, an exchange is treated for federal income tax purposes as a sale of the shares given in exchange, and the shareholder may realize a taxable gain or loss on the exchange.

HOW TO REDEEM SHARES

         Shares of the Fund may be redeemed on any day on which the Fund computes it net asset value. Shares are redeemed at their net asset value next determined after the Transfer Agent receives the redemption request in proper form. Redemption requests may be may by mail or by telephone.

         By Mail. A shareholder may redeem shares by mailing a written request to The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

                  Signatures. Shareholders requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record or to be sent to an address other than that on record with the Trust, must have all signatures on written redemption requests guaranteed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signatures guaranteed by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its Transfer Agent reserve the right to amend these standards at any time without notice.

                  Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

         . You may also redeem shares by telephone by calling the Transfer Agent at 1-800-408-4682. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-408-4682.

         Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged for outgoing wires.

         Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

         The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, redemption by mail should be considered.

Receiving Payment

         The Trust normally will make payment for all shares redeemed within three business days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. A requested wire of redemption proceeds normally will be effected the following business day, but in no event more than three business days, after receipt of the redemption request in proper form. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares are not available, and the shares may not be exchanged, until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 days.

Check Writing

         Under the Fund's check writing service, shareholders may write checks payable to any payee in any amount of $250 or more. A shareholder with check writing privileges may present for payment three checks per month free of charge; additional checks will result in a charge of $0.30 per check. Daily dividends will continue to accrue on the shares redeemed by check until the day the check is presented for payment.

         The Check Writing Privileges section of the account application must be completed in order to initiate check writing privileges. For existing accounts, check writing privileges may be initiated by sending a written request to the Transfer Agent with all signatures guaranteed. A book of checks will be sent to the shareholder of record upon the Transfer Agent's receipt of the request.

         A check should not be used to close out an account with the Fund because the balance of the account will continue to increase by the amount of daily dividends until the check is presented for payment. The Transfer Agent may impose a charge for checks returned unpaid for insufficient funds or for effecting stop-payment instructions.

Minimum Account Balance

         Due to the high cost of maintaining accounts with low balances, the Trust may involuntarily redeem shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $1,000 ($500 for an IRA) due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the minimum because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement. The Transfer Agent reserves the right and may charge shareholders an administrative fee to cover the cost of maintaining and properly servicing lost accounts with balances below the required minimums.

SHAREHOLDER SERVICES

         Each time shares are purchased or redeemed, a statement will be mailed showing the details of the transaction and the number and value of shares owned after the transaction. Transactions made in brokerage sweep accounts will be detailed on a monthly brokerage statement. Share certificates are not issued. Financial reports showing investments, income and expenses of the Funds are mailed to shareholders semi-annually. After the end of each year, shareholders receive a statement of all their transactions for the year.

         The Trust provides a number of plans and services to meet the special needs of certain investors, including (1) an automatic investment plan, (2) a payroll deduction plan, (3) a systematic withdrawal plan to provide monthly payments, (4) retirement plans such as IRA and 403(b), and (5) corporate pension and profit sharing plans, including a 401(k) plan. Brochures describing these plans and related charges and account applications are available from the Transfer Agent by calling 1-800-408-4682.

THE TRUST AND ITS MANAGEMENT

         The Trust is an Ohio business trust authorized to offer separate classes and sub-classes of shares of beneficial interest. The Trust, which was organized on November 20, 1997, is the successor to the operations of The Vintage Funds. At the date of this Prospectus, the Trust has established four funds, including the Fund described herein, each as a separate class of its shares. The Trust's offices are at 431 North Pennsylvania Street, Indianapolis, Indiana 46204. The business affairs of the Trust are under the direction of its Board of Trustees.

Investment Advisory Arrangements

         Investment Adviser. Unified Investment Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, serves as the Trust's investment adviser (the "Adviser"). The Adviser supervises and assists in the management of the Fund under an Investment Advisory Agreement between the Adviser and the Trust, subject to the overall authority of the Board of Trustees.

         The Adviser was organized in December 1994 and is a registered investment adviser. The Adviser is a wholly owned subsidiary of Unified Financial Services, Inc. Unified Financial Services is also the parent of Unified Management Corporation (the Fund's Distributor).

Portfolio Manager's Background

     Jack R. Orben is the Fund's portfolio manager. Mr. Orben has been the Chairman of Fiduciary Counsel, a registered investment adviser that manages approximately $450 milliion in assets, since 1979. Prior to that time, he was President of Orben & Associates, Inc., an investment consultant to bank trust departments. Since 1979, Mr. Orben has been a member of Fiduciary Counsel's Investment Policy Committee and Chairman of its Executive Committee. Mr. Orben graduated from Tufts University in 1960, and has nearly 25 years of investment experience.

Advisory Fees

         The Fund pays the Adviser an annual advisory fee, payable monthly, equal to 0.90% of the Fund's average daily net assets. The Adviser pays all of the operating expenses of the Funds except 12b-1 and shareholder servicing fees, brokerage, taxes, interest and extraordinary expenses.

Distribution Services

     Distributor. Unified Management Corporation (the "Distributor"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's distributor pursuant to a Distribution Agreement with the Trust. The distributor is a subsidiary of Unified Financial Services, Inc.

         Distribution Plan. Under a Distribution Plan adopted with respect to the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10% of the Fund's average daily net assets. The Distributor is entitled to retain all of this distribution fee to reimburse the Distributor for payments made or expenses incurred for distribution of Fund shares, including those incurred in connection with preparing and distributing sales literature and advertising, preparing, printing and distributing prospectuses and statements of additional information used for other than regulatory purposes or distribution to existing shareholders, implementing and operating the Distribution Plan, and compensating third parties for their distribution services. The Distributor may select financial institutions such as banks, custodians, investment advisers and broker/dealers to provide sales support services as agents for their clients or customers.

         The Distribution Plan is a compensation-type plan. Therefore, the amounts payable to the Distributor during any year may be more or less than actual expenses incurred by the Distributor during such year. No amount payable or credit due pursuant to the Distribution Plan for any fiscal year may be carried over for payment or utilized as a credit, as the case may be, beyond the end of the year, unless authorized by the Trust's Board of Trustees. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by the Trust under the Distribution Plan.

Administration of the Trust


     Administrator. Unified Fund Services, Inc., 431 North Pennsylvania St., Indianapolis, Indiana 46204, serves as the Trust's administrator (the "Administrator"). Pursuant to a Mutual Fund Service Agreement with the Trust, the Administrator provides certain administrative personnel and services (including administration, transfer agency and fund accounting services) necessary to operate the Fund. For its services, the Administrator receives from the Adviser an annual fee, payable monthly, equal to 0.185% of the Fund's average daily net assets.


     Shareholder Services Plan. The Trust has adopted a Shareholder Services Plan (the "Service Plan") with respect to the Fund, which is administered by the Administrator. Under the Service Plan, financial institutions, including brokers, may enter into shareholder service agreements with the Trust to provide administrative support services to their clients or customers who from time to time may be owners of record or beneficial owners of the shares of the Fund. In return for providing these support services, a financial institution may receive payments from the Fund at a rate not exceeding 0.15% of the average daily net assets of the shares beneficially owned by the financial institution's clients or customers for whom it is holder of record or with whom it has a servicing relationship. These administrative services may include, but are not limited to, the provision of personal services and maintenance of shareholder accounts.

         The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

         Other Arrangements. The Adviser, the Distributor or the Administrator may, from their respective fees, also pay brokers or financial institutions a fee based upon the net asset value of the Fund shares beneficially owned by the broker's or financial institution's clients or customers. This fee is in addition to amounts paid under the Distribution Plan or the Services Plan. These payments will be made directly by the Adviser, the Distributor or the Administrator from their own assets, will not be made from the assets of the Fund and are not an additional expense of the Fund.

         From time to time the Distributor will purchase Fund shares on behalf of its clients and will be entitled to receive 12b-1 fees, shareholder servicing fees and other administrative fees described herein to the same extent as any other broker or financial institution.

Transfer Agent, Fund Accounting Agent and Custodian

         Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110, acts as the Trust's transfer agent (the "Transfer Agent") and fund accounting agent.

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, acts as the Trust's custodian. General correspondence to the custodian should be addressed to Star Bank, N.A., P.O. Box 1038, Location 6118, Cincinnati, Ohio 45201. Share purchase orders mailed directly to the custodian (See "How to Buy Shares -- Subsequent Investments") should be addressed to The Unified Funds, Taxable Money Market Fund, P.O. Box 640689, Cincinnati, Ohio 45264-0689.

Portfolio Transactions

         The Adviser selects the firms that effect brokerage transactions for the Fund, subject to the overall direction and review of the Board of Trustees. The initial criterion that must be met by the Adviser in selecting brokers and dealers is whether the firm can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking the best combination of price and execution, the Adviser evaluates the execution capability of the firms and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, and general operational and financial condition.

         Subject to this primary objective, the Adviser select for brokerage transactions those firms which furnish brokerage and research services to the Fund or the Adviser. The Adviser may also give consideration to firms that have sold Fund shares. The Board of Trustees has authorized the Fund to pay brokerage commissions to firms that are affiliated with the Adviser, subject to the foregoing criteria.

THE "V.O.I.C.E.SM" PROGRAM
(Vision For On-Going Investments In Charity and EducationSM)

         The Adviser has established The Unified Funds University and Philanthropic Program (the "Program"), entitled "V.O.I.C.E.SM" (Vision for On-going Investments in Charity and EducationSM) pursuant to which the Adviser will make donations from its own revenue to certain accredited college or university endowments or general scholarship funds ("Eligible Institutions") designated by qualified shareholders. Philanthropic institutions outside of the area of education may be proposed by qualifying shareholders and may, at the sole discretion of the Adviser, be accepted for inclusion as an Eligible Institution.

         All Unified Funds shareholders maintaining an average annualized aggregate net asset value of $25,000 or more over the period of an entire calendar quarter ("Qualified Shareholders") will be qualified to designate one or more Eligible Institutions to receive a donation under the Program with respect to that period. A shareholder making an initial investment of $25,000 or more in Fund shares may designate one Eligible Institution on the V.O.I.C.E.SM Program Application. A shareholder making an initial investment of $1,000,000 or more (or maintaining that amount for an entire quarterly period) may designate one additional Eligible Institution for each $l,000,000 invested (or maintained for such period).

         The Adviser will donate, on a quarterly basis, from its own revenue an amount equal to 0.25% of the average daily aggregate net asset value of the shares owned by the Qualified Shareholder for the preceding quarterly period, for so long as the average daily aggregate net asset value of the shares owned by the Qualified Shareholder remains above $25,000 for such period. Donations will be made by the Adviser in the name of the Qualified Shareholder to the Eligible Institution(s) designated by the Qualified Shareholder. However, while the donation will be made in the Qualified Shareholder's name, the Qualified Shareholder will not be entitled to any tax deductions for such donation.

         All Qualified Shareholders desiring to change their designated Eligible Institution(s) may do so twice a year, in January and July. If a Qualified Shareholder was entitled to designate, and did designate, more than one Eligible Institution, the amount donated will be allocated according to the percentages designated on the V.O.I.C.E.SM Program Application.

         Donations will be made by the Adviser from its own revenue and, therefore, will have no impact on the expenses or yield of the Fund. There can be no assurance that the Adviser will have revenue from which to make donations.

         The preceding information is only a summary of the V.O.I.C.E.SM Program and is qualified in its entirety by the more complete information available from the Adviser.

         Information about the V.O.I.C.E.SM Program, including applications to participate in the Program, may be obtained from the Adviser by calling 1-800-408-4682.

TAXES

         It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Such qualification relieves the Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

         A shareholder receiving a distribution of ordinary income and/or an excess of net short-term capital gain over net long-term capital loss ordinarily would treat it as a receipt of ordinary income in the computation of the shareholder's gross income, whether such distribution is received in cash or reinvested in additional shares. Any distribution of the excess of net long-term capital gain over net short-term capital loss ordinarily is taxable to shareholders as long-term capital gain regardless of how long the shareholder has held shares.
Dividends and distributions also may be subject to state and local taxes.

         Shareholders will receive statements as to the tax status of dividends and distributions annually, as well as periodic account summaries that will include information as to any dividends and distributions from securities gains paid during the year. Shareholders should consult their own tax advisers with questions regarding federal, state or local taxes.

Backup Withholding

         The Trust may be required to withhold federal income tax at a rate of 31% from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if a shareholder fails to furnish the Trust with the shareholder's correct taxpayer identification number, the Internal Revenue Service (the "IRS") notifies the Trust that the shareholder has failed to report certain income to the IRS, or the shareholder fails to certify that he or she is not subject to backup withholding when required to do so. Backup withholding is not an additional tax and the shareholder may credit any amounts withheld against the shareholder's federal income tax liability.

PERFORMANCE INFORMATION

         From time to time the Trust may publish performance information relative to the Fund, and include such information in advertisements, sales literature or shareholder reports. The Fund may quote its current yield and effective yield. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by investments during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration.

         The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained.


GENERAL INFORMATION

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

         Shareholder inquiries may be made by writing to The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-800-408-4682.



TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana  46204


CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45201


INVESTMENT ADVISER
Unified Investment Advisers, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana  46204


AUDITORS
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio  44145


THE UNIFIED FUNDS
P.O. Box 6110
Indianapolis, Indiana  46206-6110
1-800-408-4682

                                THE UNIFIED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1998



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Unified Funds (the "Trust"), dated February 1, 1998, as may be revised from time to time. To obtain a copy of the Trust's Prospectus, please write to The Unified Funds at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or call 1-800-408-4682.



                                TABLE OF CONTENTS

                                                                           Page


Description of the Trust

Types of Investments and Investment Techniques . . . . . . . . . . . . . . .
Investment  Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . .
Management  of the Trust.  . . . . . . . . . . . . . . . . . . . . . . . . .
Investment Advisory Arrangements . . . . . . . . . . . . . . . . . . . . . .
Distribution  Arrangements . . . . . . . . . . . . . . . . . . . . . . . . .
Administrative Services Arrangements . . . . . . . . . . . . . . . . . . . .
Brokerage  Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . .
Purchase  and  Redemption  . . . . . . . . . . . . . . . . . . . . . . . . .
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . .
Tax  Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Performance  Information  .  . . . . . . . . . . . . . . . . . . . . . . . .
Custodian, Transfer Agent, Fund Accounting Agent,
 and  Independent  Accountants . . . . . . . . . . . . . . . . . . . . . . .
Financial  Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . .

DESCRIPTION OF THE TRUST

         The Unified Funds (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 19, 1997 (the "Trust Agreement"). The Trust is the successor entity to The Vintage Funds. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. There are four series currently authorized by the Trustees (the "Funds").

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Net Asset Value" in the Funds' Prospectus.


TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES

Convertible Securities

         The Funds may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         The Funds will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Funds may also elect to hold or trade convertible shares. In selecting convertible securities, a Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Funds (other than the Taxable Money Market Fund) may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. No Fund will invest more than 5% of the value of its total assets in warrants. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.

Corporate Debt Obligations

         The Funds may invest in corporate debt obligations, including corporate bonds, notes, medium term notes, and debentures, which may have floating or fixed rates of interest.

         Ratings. The Funds will not invest in corporate debt obligations having a rating of less than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service ("Fitch"), Duff & Phelps, Inc. ("Duff") or Thompson Bankwatch ("Bankwatch"). (The Taxable Money Market Fund has higher rating requirements, as described in the Prospectus.) In certain cases a Fund's investment adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to investment grade bonds. Downgraded securities will be evaluated on a case-by-case basis by the Fund's investment adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold.

         Medium Term Notes and Deposit Notes. Medium term notes ("MTNs") and Deposit Notes are similar to Variable Rate Demand Notes as described in the Prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from 9 months to ten years.

         Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, this providing liquidity. The Trust believes that the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Funds' investment advisers, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends to not subject such paper to the limitation applicable to restricted securities.

Variable and Floating Rate Securities.

         The interest rates payable on certain securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods. Interest on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Variable or floating rate obligations generally permit the holders of such obligations to demand payment of principal from the issuer or a third party at any time or at stated intervals. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for an obligation. The Funds will take demand features into consideration in determining the average portfolio duration of the Fund and the effective maturity of individual municipal securities. In addition, the absence of an unconditional demand feature exercisable within seven days will, and the failure of the issuer or a third party to honor its obligations under a demand feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of a Funds 15% limitation on illiquid investments.

         The Funds may invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

         Some of these floating rate corporate debt obligations include floating rate corporate debt securities issued by savings and loans and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from nationally recognized statistical rating organizations. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a pre-determined index, such as the six-month Treasury bill rate. Floating rate corporate debt obligations also include securities issued to fund commercial real estate construction.

         Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

Asset-Backed Securities

         The  Taxable   Money   Market  Fund  may  invest  in   mortgage-related
asset-backed securities that are considered U.S. government securities. The other Funds may invest in these and, to varying extents as described in the Prospectus, in other asset-backed securities.

         Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

         Because the loans held in the asset pool often may be prepaid without penalty or premium, asset backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that a Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

         Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

         The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

         Non-Mortgage Related Asset-Backed Securities. The Funds may invest in non-mortgage related asset backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

         Non-mortgage related asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then registered because the owner and the obligor move to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee with the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Mortgage-Related Asset-Backed Securities. The Funds may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                  Adjustable Rate Mortgage Securities ("ARMS"). ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Funds invest are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

                  Collateralized Mortgage Obligations ("CMOS"). CMOs are bonds issued by single-purpose, stand alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Funds may be:

                    collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

                    collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

                    securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

                  All CMOs purchased by the Funds are investment grade, as rated by a nationally recognized statistical rating organization.

                  Real Estate Mortgage Investment Conduits ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         Resets of Interest. The interest rates paid on the ARMS, CMOs, and REMICs in which the Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.

         To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMs which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.

         Caps and Floors. The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

         The value of mortgage securities in which the Funds invest may be affected if market interest rates rise or fall faster and farther than the
allowable  caps  or  floors  on  the  underlying   residential  mortgage  loans.
Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invest to be shorter than the maturities stated in the underlying mortgages.


Foreign Securities

         Each Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. As described in the Prospectus, investments in foreign securities involve special risks that differ from those associated with investments in domestic securities.

         Emerging and Developing Countries. The risks described in the Prospectus often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered a greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investment by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these and other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

     Currency Risks. Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although each Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

         A Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders usually large commercial banks) and their customers. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         A Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

         A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise their put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

         Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Foreign currency options that are considered to be illiquid are subject to each Fund's 15% limitation on illiquid securities.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Bank Instruments

         Each Fund may invest in foreign bank instruments, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"),Yankee Certificates of Deposit ("Yankee Cds"), and Europaper. These instruments are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee Cds because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recording keeping and the public availability of information. These factors will be carefully considered by a Fund's adviser in selecting investments for the Fund.

U.S. Government Securities

         Each Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities. Some U.S.
government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation to purchase the obligations of its agencies, authorities and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government and its agencies, authorities or instrumentalities are deemed to include (i)
securities  for  which the  payment  of  principal  and  interest  is based by a guaranty of the U.S. government or its agencies, authorities or instrumentalities, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Options

         Each Fund (other than the Taxable Money Market Fund) may attempt to hedge all or a portion of its portfolio by buying put options on portfolio securities. These Funds may also write covered call options on portfolio securities to attempt to increase their current income. Each Fund currently does not intend to invest more than 5% of its net assets in premiums on options transactions.

         Purchasing Put Options on Portfolio Securities. A Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

         Writing Covered Call Options on Portfolio Securities. A Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

         Purchasing and Writing Over-The-Counter Options. A Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange. Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

Financial Futures and Options on Financial Futures

         Each Fund (other than the Taxable Money Market Fund) may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. However, none of the Funds intends to do so during the current fiscal year. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

         Each Fund (other than the Taxable Money Market Fund) may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. However, none of the Funds intends to do so during the current fiscal year. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

         No Fund may purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When a Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         Risks. When a Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contracts and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the
investment   adviser  will  consider  liquidity  before  entering  into  options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

Credit Enhancement

         Certain of the Funds' investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Funds typically evaluate the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, a Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

Demand Notes

         All of the Funds may invest in demand notes. These are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Demand notes usually provide for floating or variable rates of interest, and are subject to the considerations described above with regard to foreign securities.

Demand Features

         The Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

When-Issued and Delayed Delivery Transactions

         These   transactions   are  arrangements  in  which  a  Fund  purchases
securities with payment and delivery scheduled for a future time. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for investment leverage.

         These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. Each Fund may engage in these transactions to an extent that would cause the segregation of an amount up to 25% of the value of its net assets.

Lending of Portfolio Securities

         A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which its investment adviser has determined are creditworthy under guidelines established by the Board of Trustees. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. The Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions on the loaned security and receives interest on the amount of the loan. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

Selling Securities Short

         The Starwood Strategic Fund may sell securities short. When the Fund makes a short sale, it must leave the proceeds from the short sale with the broker and it must also deposit with the broker a certain amount of cash or government securities to collateralize its obligation to replace the borrowed securities which have been sold. In addition, the Fund must put in a segregated account (not with the broker) an amount of cash or U.S. government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it will daily maintain the segregated account at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the greater of (a) the current market value of the securities sold short and (b) the market value of the securities at the time they were sold short. As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. The Fund may sell securities short to the extent that would cause the amounts on deposits or segregated to equal 25% of the value of its net assets.

Restricted and Illiquid Securities

         Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets (10% in the case of the Taxable Money Market Fund). The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Trust believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities eligible for resale under Rule 144A to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

          the frequency of trades and quotes for the security;

          the number of dealers willing to purchase or sell the security and the number of other potential buyers;

          dealer undertakings to make a market in the security; and

          the nature of the security and the nature of the marketplace trades.

Repurchase Agreements

         The Funds require the Custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.

Reverse Repurchase Agreements

         A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Portfolio Turnover

         The Funds will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective, without regard to the length of time a particular security may have been held. The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

     The following investment limitations cannot be changed without shareholder approval. These limitations are considered at the time of purchase; a sale of securities is not required in the event of a subsequent change in circumstances.

Selling Short and Buying on Margin

    The Funds will not sell securities short or purchase securities on margin, except that (a) the Starwood Strategic Fund may sell securities short to the extent that would cause amounts on deposits or segregated as a result thereof to equal 25% of the value of its net assets, (b) the Funds (other than the Taxable Money Market Fund) may purchase securities on margin in connection with the purchase and sale of options, financial futures and options on financial futures, and (c) all Funds may obtain such short-term credits as are necessary for clearance of transactions.

Issuing Senior Securities and Borrowing Money

         The Funds will not issue senior securities except as required by forward commitments to purchase securities or currencies and except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Funds (other than the Starwood Strategic Fund) will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Each Fund (other than the Starwood Strategic Fund) will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Pledging Assets

         The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of options, financial futures contracts and related options are not deemed to be a pledge.

Diversification of Investments

         With respect to securities comprising 75% of the value of its total assets (100% in the case of the Taxable Money Market Fund), each Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Investing in Real Estate

         The Funds will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

         The Funds will not purchase or sell commodities, except that the Funds (other than the Taxable Money Market Fund) may purchase and sell financial futures contracts and related options. Further, the Funds may engage in transactions in foreign currencies and may purchase and sell options on foreign currencies and indices for hedging purposes.

Underwriting

         The Funds will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which a Fund may purchase pursuant to its investment objective, policies, and limitations.

Lending Cash or Securities

         Each Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

Concentration of Investments

         Each Fund will not invest 25% or more of the value of its total assets in any one industry or in government securities of any one foreign country, except that (i) each Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) the First Lexington Balanced Fund may invest without limitation in other investment companies, and (iii) the Taxable Money Market Fund may invest without limitation in domestic bank instruments.

Investing in Securities of Other Investment Companies

         Each Fund will limit its investments in other investment companies to no more than 3% of the total outstanding voting securities of any one investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, except that the First Lexington Balanced Fund may invest of up to 25% of its total assets in any one investment company and up to 100% of its total assets in investment companies in general, subject to the other limitations described herein. The foregoing limitations are not applicable to investment company securities acquired as part of a merger, consolidation, reorganization or other acquisition.

Dealing in Puts and Calls

         The Funds will not deal in puts and calls, except that each Fund (other than the Taxable Money Market Fund) may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options, provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

Non-Fundamental Investment Limitations

         The following limitations may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Restricted Securities

         Each Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

Investing in Illiquid Securities

         Each Fund will not invest more than 15% of the value of its net assets (10% in the case of the Taxable Money Market Funds) in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain foreign currency options, and certain securities not determined by the Trustees to be liquid.

Investing in New Issuers

         Each Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years. With respect to asset backed securities, the Funds will treat the originator of the asset pool as the company issuing the security for purposes of determining compliance with this limitation.

Investing in Issuers whose Securities are Owned by Officers and Trustees

         Each Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

Investing in Minerals

         The Funds will not purchase or sell oil, gas, or other mineral exploration or development programs or leases, although they may purchase the securities of issuers which invest in or sponsor such programs.

Investing in Warrants

         Each Fund (other than the Taxable Money Market Fund) may invest up to 5% of its total assets in warrants, including those acquired in units or attached to other securities. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.

MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

         Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. The officers of the Trust listed below are affiliated persons of the Trust and the Adviser.


  Name, Address and Age                     Positions with the Trust and Principal Occupation
  ---------------------                     -------------------------------------------------

* Timothy L. Ashburn (47)                   Trustee (Chairman of the Board) and President of the Trust and of the Star Select
431  N Pennsylvania St.                     Funds; Chairman of the Board and President, Unified Investment Advisers, Inc.
Indianapolis, IN  46204                     (December 1994   to  present);  Chairman  of the Board,  Unified  Corporation,  Unified
                                            Management  Corporation  and Unified Fund  Services,  Inc.  (December  1989 to present);
                                            Trust Division  Manager and Senior Trust  Officer,  Vine Street Trust Company (July 1991
                                            to April 1994).

David Bottoms                               Trustee of the Trust;
30 Wall Street
New York, NY  10005

Daniel J. Condon (47)                       Trustee of the Trust and of the Star Select Funds; Vice President and Officer,
101 Carley Court                            International Crankshaft, Inc. (1990 to present); General Manager,
Georgetown, KY  40324                       Van Leer Containers, Inc. (1988 to 1990).

Philip L. Conover (51)                      Trustee of the Trust and of the Star Select Funds; Adjunct Professor of  Finance,
8218 Cypress Hollow Drive                   University of South Florida (August 1994 to present);  Managing Director and Chief
Sarasota, FL 34238                          Operating  Officer,  Federal  Housing  Finance Board (November 1990 to
                                            April  1994);   President  and  CEO, Trustcorp Bank (February 1989 to November 1990).

John Hinkel (43)                            Trustee of the Trust; Partner, Fowler Measle & Bell (1986 to present).
300 W. Vine St.
Lexington, KY  40507

David E. LaBelle (48)                       Trustee of the Trust and of the Star Select  Funds;  Vice President  of  Compensation
5005 LBJ  Freeway                           Benefits,  Occidental  Petroleum Corporation  (May 1993 to present);  Vice President of
Dallas,  TX 76092                           Human Resources, Island Creek Coal Company (A subsidiary of Occidental Petroleum)
                                            June 1990 to April 1993);  Director of   Human   Resources,   Occidental Chemical
                                            Corporation (March 1989 to May 1990).

Thomas G. Napurano (56)                     Treasurer of the Trust and of the Star Select Funds; Chief Financial Officer, Unified
431 N. Pennsylvania St.                     Investment Advisers, Inc.  (January 1995 to Present); Senior Vice President and Chief
Indianapolis, IN  46204                     Financial Officer of Unified Financial Services, Unified Management Corporation and
                                            Unified Fund Services, Inc.


Carol J. Highsmith (33)                     Secretary of the Trust and of the Star Select Funds; Secretary of Unified Financial
431 N. Pennsylvania St.                     Services, Inc. and Unified Investment Advisers, Inc. (October 1996 to present);
Indianapolis, IN  46204                     employed by Unified Fund Services, Inc. (November 1994 to present).


         No executive officer of the Trust receives annual aggregate compensation from the Trust in excess of $60,000, and no Trustee or executive officer of the Trust receives any pension or retirement benefits from the Trust. The table sets forth the compensation paid by The Vintage Funds (the predecessor entity to the Trust) during the fiscal year ended September 30, 1997, to its Trustees who are Trustees of the Trust, all of which consists of meeting fees. In addition to The Vintage Funds' trustees listed below, John Hinkel and David Bottoms are Trustees of the Trust. It is anticipated that fees paid by the Trust during the fiscal year ending September 30, 1998 will be comparable.

                               Compensation Table

Name of Trustee                                       Total Compensation
---------------                                       ------------------

Timothy L. Ashburn                                             $0
Daniel J. Condon                                               $9600
Philip L. Conover                                              $7200
David E. LaBelle                                               $9600



Fund Ownership


         As of January 2, 1998, the following persons may be deemed to beneficially own five percent (5%) or more of the Starwood Strategic Fund:
Robert A. Orben, 1080 Pintail Ct., Columbus, IN - 21.03%; Josephine B. Smith, 1346 Barrowdale Rd., Rydal, PA - 13.08%; John V. Rowan, Jr., 14 Sutton Pl. S., New York, NY - 10.41%; Rosa C. Raveneau, 2 Tudor City Pl., Apt 1CN, New York, NY
- 8.68%; Dr. Richard Stevenson, Jr., 51 Mohegan Rd., Larchmont, NY - 5.25%.

         As of January 2, 1998, the following persons may be deemed to beneficially own five percent (5%) or more of the First Lexington Balanced Fund:
Osco Employees Retirement Trust, 7180 N. Center St., Mentor, OH - 8.99%; Lake County Nursery, Inc., 401(k) Retirement Plan, 2353 Alexandria Dr., Suite 100, Lexington, KY - 5.72%.

         In addition to the beneficial ownership described above, the officers and Trustees as a group beneficially owned as of January 2, 1998, 1.54% of the First Lexington Balanced Fund, and less than 1% of the other Funds.



INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser

     The Trust's investment adviser is Unified Investment Advisers, Inc. (the "Adviser"). Timothy L. Ashburn, Chairman of the Board and President of the Trust, is the Chairman of the Board and Chief Executive Officer of the Adviser. Mr. Ashburn, Jack R. Orben, and Dr. Gregory W. Kasten each may be deemed to control the Adviser, because of their ownship interest in the Adviser and/or Unified Financial Services, Inc. Thomas G. Napurano, Treasurer of the Trust, is the Executive Vice President and Chief Financial Officer of the Adviser. Carol
J. Highsmith, Secretary of the Trust, is Secretary of the Adviser.


         Under the terms of the advisory agreement (the "Agreement"), the Adviser retains the right to use the names "Unified" and "Starwood" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Unified" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.


         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register a dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Sub-Adviser

         Health Financial, Inc. ("HFI") is the sub-adviser to the First Lexington Balanced Fund. HFI is a wholly owned subsidiary of Unified Financial Services, Inc., and may be deemed to be controlled by Gregory W. Kasten and Timothy L. Ashburn, due to their ownship interest in Unified Financial Services, Inc. Under the terms of the sub-advisory agreement, the sub-adviser retains the right to use the name "First Lexington" in connection with another investment company or business enterprise with which the sub-adviser is or may become associated. The Trust's right to use the name "First Lexington" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the sub-adviser on ninety days written notice.

Advisory Fees

         For their advisory services, the Adviser and Sub-Adviser receive an annual investment advisory fee as described in the Prospectus. Prior to February 1, 1997, the Adviser and Sub-Advisers were compensated under different arrangements. For the fiscal year ended September 30, 1997, the Starwood Strategic Fund, the Laidlaw Fund, the First Lexington Balanced Fund, and the Taxable Money Market Fund paid advisory fees of $5,778, $18,634, $4,426, and $245,999 respectively. For the fiscal year ended September 30, 1996, the Taxable Money Market Fund paid advisory fees of $194,953, and the Adviser waived its entire advisory fee with respect to the other Funds. Fiduciary Counsel, Inc., which acted as Sub-Adviser to the Taxable Money Market Fund, received $24,166 from the Adviser for advisory services provided to the Fund. During the period from June 2, 1995 (commencement of operations) through September 30, 1995, the Adviser waived its entire advisory fee with respect to each Fund. The Sub-Advisers were not paid any sub-advisory fees during that period.

DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 under the Investment Company Act of 1940 describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Trust shares.

         The Trust has adopted a Distribution Plan with respect to each of the Funds. Pursuant to this Plan, the Funds are authorized to incur distribution expenses including those incurred in connection with preparing and distributing sales literature and advertising, preparing, printing and distributing prospectuses and statements of additional information used for other than regulatory purposes or distribution to existing shareholders, implementing and operating the Plan, and compensating third parties for their distribution services. Distribution expenses attributable to a particular Fund are borne by that Fund. Distribution expenses which are not readily identifiable as attributable to a particular Fund are allocated among the Funds based on the relative size of their average net assets.

         Each Fund may expend annually up to 0.10% of the Fund's average daily net assets pursuant to the Plan. A report of the amounts so expended by each Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan may not be amended to increase materially the costs which any Fund may bear for distribution pursuant to the Plan without approval of the amendment by the shareholders of the affected Fund.

         The Board of Trustees expects that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of each Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

         During the fiscal year ended September 30, 1997, Unified Management Corporation, the Trust's distributor, spent $64,235 under the Distribution Plan. Of this amount, approximately $2875 was spent on printing and mailing marketing materials; $28,129 was spent on sales and marketing payroll; $213 was spent on advertising and $1647 was spent on sales related travel and entertainment expenses. The Trust's total reimbursement of the distributor was .10% of each Fund's average daily net assets, or $60,307.


ADMINISTRATIVE SERVICES ARRANGEMENTS

         The Trust has adopted a Shareholders Services Plan (the "Services Plan") with respect to each Fund. Pursuant to the Services Plan, the Funds are authorized to incur annual expenses of up to 0.15% of their average daily net assets for administrative support services provided their shareholders. Such expenses may include costs and expense incurred by third parties for administrative services to the Funds' shareholders, including answering shareholder inquiries, maintenance of shareholder accounts, performing sub accounting, obtaining taxpayer identification number certificates from shareholders, personnel whose time is attributable to servicing the shareholders of the Funds, and the provision of personal services to shareholders. For the fiscal year ended September 30, 1997, the Trust's Administrator, Unified Fund Services, Inc., received the following payments pursuant to the Services Plan:
Starwood Strategic Fund, $1,158; Aggressive Growth Fund, $550; Laidlaw Fund, $3,716; Asset Allocation Fund, $622; First Lexington Balanced Fund, $2,337; Taxable Money Market Fund, $74,009, and Tax-Free Money Market Fund, $10,916. For the fiscal year ended September 30, 1996, the Administrator received the following payments: Starwood Strategic Fund, $598; Aggressive Growth Fund, $972; Fiduciary Value Fund (now the Laidlaw Fund), $56; Asset Allocation Fund, $994; Taxable Fixed Income Fund, $41; Municipal Fixed Income Fund (now the First Lexington Balanced Fund), $45; Taxable Money Market Fund, $52,637; Tax-Free Money Market Fund, $7,686. During the period from June 2, 1995 to September 30, 1995, no amounts were expended under the Services Plan by any Fund.

BROKERAGE TRANSACTIONS

         When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, a Fund's investment adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser and the Sub-Adviser make decisions on portfolio transactions and select brokers and dealers subject to review by the Board of Trustees.

         The Adviser and Sub-Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and Sub-Adviser and may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations and similar services.

         Research services provided by brokers may be used by the Adviser and Sub-Adviser in advising the Fund's and other clients. To the extent that receipt of these services may supplant services for which the Adviser or the Sub-Adviser might otherwise have paid, it would tend to reduce their expenses. During the fiscal year ended September 30, 1997, the Adviser did not direct any brokerage transactions to brokers because of research services provided.

         For the fiscal year ended September 30, 1997, the Starwood Strategic Fund and the Laidlaw Fund paid $1825 and $2,300, respectively, to Unified Management Corporation, the Trust's Distributor, for effecting 100% of each Fund's commission transactions. For the fiscal year ended September 30, 1996, the Starwood Strategic Fund paid brokerage commissions of $2,317 to the Trust's Distributor for effecting 100% of that Fund's commission transactions. During the period from June 2, 1995 to September 30, 1995, no Fund paid any brokerage commissions to the Distributor.


PURCHASE AND REDEMPTION

Terms of Purchase

         The Trust reserves the right to reject any purchase order and to change the amount of the minimum initial and subsequent investments in the Funds upon notice.

Reopening an Account

         A shareholder may reopen a closed account with a minimum investment of $1,000 without filing a new account application, during the calendar year the account is closed or during the following calendar year, provided that the information on the existing account application remains correct.

Brokers

         The Trust has authorized one or more brokers to accept purchase and redemption orders on behalf of the Funds. Authorized brokers are permitted to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker's designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after the order is accepted by an authorized broker of the authorized broker's designee.

Redemption in Kind

         The Trust has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the particular Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the particular Fund. In this event, the securities would be valued in the same manner as the particular Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions

         The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed, (b) when trading in the markets the particular Fund normally uses is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the particular Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the particular Fund's shareholders.


DETERMINATION OF NET ASSET VALUE

         The methods and days on which net asset value is calculated by each Fund are described in the Prospectus.

Valuation of Portfolio Securities

         Portfolio securities owned by a Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on such exchange each day the exchange is open for business. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Options are valued at the last sales price on an exchange. Options for which there were no transactions are valued at the average of the most recently reported bid and asked prices. Money market instruments (certificates of deposit, commercial paper, etc.) are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued in good faith as determined by the Board of Trustees. Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investment and from the sale of portfolio securities, are carried at book value, as are all liabilities.


TAX STATUS

Status of the Funds

         The Funds intend to pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

          derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

          invest in securities within certain statutory limits; and

          distribute to its shareholders at least 90% of its net income earned during the year.


Shareholders' Tax Status

         Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. Depending on the composition of a Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. In general, dividend income of a Fund distributed to certain U.S. corporate shareholders will be eligible for the corporate dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by certain U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company.

         The foregoing tax consequences apply whether dividends are received in cash or as additional shares. No portion of any income dividend paid by any Fund is eligible for the dividends received deduction available to corporations.


Capital Gains

         Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

Foreign Taxes

         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.


PERFORMANCE INFORMATION

         Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Total Return

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n = ERV

Where:            P =      a hypothetical $1,000 initial investment
                           T =      average annual total return
                           n =      number of years
                           ERV =    ending redeemable value at the end of the
                           applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The average annual total return of the Funds for the one year period ended September 30, 1997 was as follows: Starwood Strategic, 20.94%; Laidlaw, 40.40%; First Lexington Balanced, 18.54%; Taxable Money Market, 4.38%.

Yield

         The yield of a Fund's shares (other than the Taxable Money Market Fund) is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the net asset value per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months.

         The "yield" of a money market Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. The amount of income generated by investments during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield of does not necessarily reflect income actually earned by the applicable shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

         The annualized yield of the Taxable Money Market Fund for the seven-day period ended September 30, 1997 was 4.38%. The effective yield of the Taxable Money Market Fund for that seven-day period was 4.47%.

Performance Comparisons

         A comparison of the quoted non-standard performance of various investments is valid only if performance is calculated in the same manner. Because there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a particular Fund with the performance quoted with respect to other investment companies or types of investments.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc. And other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a fund's risk. Rankings may be listed among one or more of the asset-size classes as determined by the independent ranking organization. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period, and asset size class, as applicable, for the ranking in question.

         In addition, a particular Fund's performance may be compared to unmanaged indices of securities that are comparable in their terms and intent to those in which the Fund invests such as the Dow Jones Industrial Average ("DJIA"), Standard & Poor's 500 Stock Index ("S&P 500"), the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index ("CPI"). The DJIA and S&P 500 are unmanaged indices widely regarded as representative of the equity market in general. The CPI is a commonly used measured of inflation.

         Marketing and other literature for the Funds may include a description of the potential risks and rewards associated with an investment in a particular Fund. The description may include a comparison of a particular Fund to broad categories of comparable funds in terms of potential risks and returns. The description may also compare a particular Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return. Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve loss of principal.

         The risks and rewards associated with an investment in bond or equity funds depend upon many factors. For fixed income funds these factors include, but are not limited to a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks and rewards associated with an investment in international bond or equity funds will also depend upon currency exchange rate fluctuation. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term fixed income funds. The same is true of domestic bond funds relative to international fixed income funds, and fixed income funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity fund but generally offer the potential for greater return.

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTING AGENT,
AND INDEPENDENT ACCOUNTANTS

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201 ("Custodian") serves as the custodian for each of the Funds. General correspondence to the Custodian, such as for IRA information, etc., should be addressed to: Star Bank, P.O. Box 1038 Location 6118, Cincinnati, Ohio 45201. When Fund purchases or deposits require delivery directly to the Custodian, those correspondences should be addressed to: The Unified Funds, [name of specific Fund in which you are purchasing shares], P.O. Box 640689, Cincinnati, Ohio, 45264-0689.

         Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110, acts as the transfer agent, fund accounting agent and administrator for the Trust (the "Transfer Agent"). The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The Transfer Agent provides the Trust with certain monthly reports, record-keeping and other management-related services. For its services the Transfer Agent receives a monthly fee at an annual rate of .025% and .0675% of the net assets of the money market fund and the non-money market funds, respectively. The Transfer Agent and Unified Management Corporation are both wholly owned subsidiaries of Unified Financial Services, Inc.

         Neither the Custodian nor Unified Fund Services, Inc., has any part in determining the investment policies of the Trust or any of the Funds or which securities are to be purchased or sold by the Funds, and neither can provide protection to shareholders against possible depreciation of assets.

         McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, OH 44145, independent accountants, have been selected as the Trust's auditors.


FINANCIAL STATEMENTS

         The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended September 30, 1997. The Trust will provide the Annual Report without charge upon request by calling the Trust at 1-800-408-4682.

                    PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

    (a)  Financial Statements:

         Included in Part A:

          Financial Highlights for the Starwood Strategic Fund, Laidlaw Fund, First Lexington Balanced Fund, and Taxable Money Market Fund.

         Included in part B:

          All financial statements and independent auditors' report for The Vintage Funds required to be included in Part B are incorporated therein by reference to the Registrant's Annual Report to Shareholders for the year ended September 30, 1997.


    (b)  Exhibits:

               Description

 *   1.(a)     Declaration of Trust.



 *   2.(a)      By-Laws.



     3.         Not applicable.


     4.         Not applicable.

 *   5.(a)      Management Agreement between the Registrant and Unified
                Investment Advisers, Inc.

 *     (b)      Investment Sub-Advisory Agreement between Unified Investment
                Advisers, Inc. and Health Financial, Inc.


 *   6.         Distribution Agreement between the Registrant and Unified
                Management Corporation.

     7.         Not applicable.

 *   8.         Custody Agreement between the Registrant and Star Bank, N.A.


 *   9.(a)      Mutual Fund Services Agreement (Fund Administration Services,
                Fund Accounting Services, Transfer Agency Services) between the
                Registrant and Unified Fund Services, Inc.


 *     (b)      Shareholder Services Plan.

 *     (c)      Form of Shareholder Services Agreement pursuant to Shareholder
                Services Plan.


 *     (d)      Letter Agreement between the Registrant and Unified Investment
                Advisers, Inc. with respect to The Unified Funds University and
                Philanthropic Program.

 *  10.(a)      Opinion and Consent of Counsel.

 *  11.         Consent of McCurdy & Associates.


    12.         Not applicable.


 *  13.         Subscription Agreement between the Registrant and Unified
                Investment Advisers, Inc.

    14.(a)      Model Plan used in Establishment of any Retirement Plan - None.



 *  15.(a)      Distribution Plan.

 *     (b)      Form of Distribution Agreement pursuant to Distribution Plan.


 ** 16.         Schedule for computation of performance data.


    17.         Financial Data Schedules - None.

    18.         Not Applicable.


 *  19.         Powers of Attorney.
  -------------------------



    * Filed herewith.
   ** Filed with Post-Effective Amendment No. 8 to the Registration
      Statement and hereby incorporated by reference.


Item 25. Persons Controlled by or Under Common Control with Registrant.


     As of January 2, 1998, no person owns beneficially, either directly or through one or more controlled companies, more than 25% of the outstanding shares of any Fund.



Item 26.  Number of Holders of Securities.



                                         Number of Record Holders
    Title of Class                        at January 2, 1998


    Shares of beneficial interest, without par value of the:


    Starwood Strategic Fund                     84
    Laidlaw Fund                               140
    First Lexington Balanced Fund              139
    Taxable Money Market Fund                 5397



Item 27.  Indemnification.


    Reference is hereby made to Section 6 of the Registrant's Declaration of Trust (filed as Exhibit 1 to this Registration Statement), which contains provisions regarding the indemnification by the Registrant of its Trustees, officers, employees and agents under certain circumstances.

     The Distribution Agreement (Exhibit 6) provides for indemnification of Unified Management Corporation by the Registrant for certain civil liabilities, including certain liabilities under the Securities Act of 1933. In addition, the Mutual Fund Services Agreement (Exhibit 9(a)) provides for the indemnification of Unified Fund Services, Inc. by the Registrant under certain circumstances.


    The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

    Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The Registrant maintains an insurance policy which insures its Trustees and officers against certain civil liabilities.


Item 28.  Business and Other Connections of Investment Adviser.

    Incorporated herein by reference is the information under the captions "The Trust and its Management -- Investment Advisory Arrangements" and "-- Portfolio Managers' Backgrounds" in the Combined Prospectus, and under the captions "Management of the Trust" and "Investment Advisory Arrangements" in the Statement of Additional Information, incorporated by reference into Parts A and B, respectively, of this Registration Statement.


     Incorporated herein by reference are (a) the descriptions of the businesses of Unified Fund Services, Inc. and Health Financial, Inc. under the caption "The Trust and its Management" in the Combined Prospectus incorporated by reference into Part A of this Registration Statement and (b) the biographical information pertaining to Timothy L. Ashburn, Thomas G. Napurano, Andrew E. Beer, Jack R. Orben and Gregory W. Kasten under the captions "Management of the Trust -- Portfolio Managers' Backgrounds" in the Combined Prospectus, and under the captions "Management of the Trust" and "Investment Advisory Arrangements" in the Statement of Additional Information, incorporated by reference into Parts A and B, respectively, of this Registration Statement.

     For information concerning the business, vocation or employment of a substantial nature of the directors and officers of Unified Investment Advisers, Inc., reference is hereby made to the Form ADV filed by it under the Investment Advisers Act of 1940 (file no. 801-48493).


    For information concerning the business, vocation or employment of a substantial nature of the directors and officers of Health Financial, Inc., reference is hereby made to the Form ADV filed by it under the Investment Advisers Act of 1940 (file no. 801-29028).

Item 29.  Principal Underwriters.

    (a) Unified Management Corporation, the Registrant's distributor, also acts as distributor for the Star Select Funds and the Saratoga Advantage Trust.

    (b) Information with respect to each director and officer of Unified Management Corporation is incorporated by reference to Schedule A of Form BD filed by it under the Securities Exchange Act of 1934 (File No. 8-23508).

    (c) Not applicable.


Item 30.  Location of Accounts and Records.


     The Registrant's custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, has possession of and maintains the accounts, books and other documents relating to its function as custodian. All other accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are in the possession of Unified Investment Advisers, Inc. or Unified Fund Services, Inc., each of which is located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.



Item 3l.  Management Services.

         Not Applicable.


Item 32.  Undertakings.

       (a)  Registrant  hereby  undertakes  to  comply  with the  provisions  of
            Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

       (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, and State of Indiana, on the 30th day of January, 1998.


                                  THE UNIFIED FUNDS


                                  By /s/ Carol J. Highsmith

                                       Carol J. Highsmith
                                       Secretary



    Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on January 30, 1998.


Signature                                 Title


                 *                        Trustee, Chairman of the Board
Timothy L. Ashburn                        and President
                                          (principal executive officer)


 /s/Thomas G. Napurano                    Treasurer
Thomas G. Napurano                        (principal financial officer
                                          and principal accounting officer)



                 *                        Trustee
Daniel J. Condon


                 *                        Trustee
David E. LaBelle


                 *                        Trustee
Philip L. Conover



                 *                        Trustee
David Bottoms


                 *                        Trustee
John Hinkel




*  By /s/ Carol J. Highsmith
    Carol J. Highsmith
    Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit          Description
-------          -----------

1.             Declaration of Trust..............................  Ex-99.B1

2.             By-Laws...........................................  Ex-99.B2

3.             Management Agreement..............................  Ex-99.B5.1

4.             Investment Sub-Advisory Agreement.................  Ex-99.B5.2

5.             Distribution Agreement............................  Ex-99.B6

6.             Custody Agreement.................................  Ex-99.B8

7.             Mutual Fund Services Agreement....................  Ex-99.B9.1

8.             Shareholder Services Plan.........................  Ex-99.B9.2

9.             Form of Shareholder Services Agreement............  Ex-99.B9.3

10.            Letter Agreement between the Registrant and
               Unified Investment Advisers, Inc..................  Ex-99.B9.4

11.            Opinion and Consent of Counsel....................  Ex-99.B10

12.            Consent of Accountants............................  Ex-99.B11

13.            Subscription Agreement............................  Ex-99.B13

14.            Distribution Plan.................................  Ex-99.B15.1

15.            Form of Distribution Agreement....................  Ex-99.B15.2

16.            Powers of Attorney................................  Ex-99.POA